                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/x/     Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /     Definitive Proxy Statement
/ /     Definitive Additional Materials
/ /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         METROPOLITAN SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
    Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:             Previously paid
--------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3) Filing Party:
--------------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------------

                                                                     PRELIMINARY



                      METROPOLITAN LIFE INSURANCE COMPANY
              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                GROUP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS


To Life Insurance Policy and Annuity Contract Owners:

On July 30, 1997, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the 'Fund'), which consists of eleven investment portfolios (the 'Portfolios'), will be held in New York City for the purposes set forth in the attached Notice.

As you know, shares of the Portfolios of the Fund (the 'Shares') are or have been purchased by Metropolitan for the corresponding investment divisions in the Metropolitan separate accounts funding your life insurance policy or annuity contract. (The MetLife Money Market Portfolio is not currently available in connection with certain life insurance policies and annuity contracts.)

At the Annual Meeting, Metropolitan will vote the Shares of each Portfolio based on the instructions received from life insurance policy and annuity contract owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your life insurance policy or annuity contract as of the record time of 4:00 P.M., New York City time, on May 9, 1997.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

WE URGE YOU TO GIVE METROPOLITAN VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM(S). PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                (METLIFE LOGO)

                              New York, NY 10010

                                                                     PRELIMINARY


                   METROPOLITAN TOWER LIFE INSURANCE COMPANY
              FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
               SINGLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES
                        VARIABLE LIFE INSURANCE POLICIES

To Policy Owners:

On July 30, 1997, an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. (the 'Fund'), which consists of eleven investment portfolios (the 'Portfolios'), will be held in New York City for the purposes set forth in the attached Notice.

As you know, shares of certain of the Portfolios of the Fund (the 'Shares') are or have been purchased by Metropolitan Tower for the corresponding investment divisions in the Metropolitan Tower separate accounts funding your policy. At the Annual Meeting, Metropolitan Tower will vote the Shares of each Portfolio based on the instructions received from policy owners. You may give us voting instructions for the number of Shares of each Portfolio attributable to your policy as of the record time of 4:00 P.M., New York City time, on May 9, 1997.

Shares of the State Street Research Aggressive Growth Portfolio, MetLife Stock Index Portfolio, GFM International Stock Portfolio, Loomis Sayles High Yield Bond Portfolio, Janus Mid Cap Portfolio, T. Rowe Price Small Cap Growth Portfolio and Scudder Global Equity Portfolio of the Fund are not currently available in connection with the single premium multifunded and variable life insurance policies.

The matters to be considered at the meeting are described in the attached Notice and Statement Concerning the Annual Meeting.

WE URGE YOU TO GIVE METROPOLITAN TOWER VOTING INSTRUCTIONS BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTION FORM(S). PLEASE RETURN YOUR VOTING INSTRUCTIONS PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                (METLIFE LOGO)

                              New York, NY 10010

                                                                     PRELIMINARY


                         METROPOLITAN SERIES FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that an Annual Meeting of Shareholders of the portfolios (the 'Portfolios') of the Metropolitan Series Fund, Inc. ('Fund') will be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on July 30, 1997, for the following purposes:

(1) To elect the members of the Board of Directors.

(2) To approve or disapprove amendments to each of the respective Investment Management Agreements and Sub-Investment Management Agreements for certain Portfolios of the Fund to change the management and sub-investment management fees under such Agreements.

(3) To approve or disapprove a new Sub-Investment Management Agreement and a new Sub-Sub-Investment Management Agreement for the GFM International Stock Portfolio.

(4) To approve or disapprove a Sub-Investment Management Agreement for the MetLife Money Market Portfolio.

(5) To ratify or reject the selection of Deloitte & Touche LLP as independent auditors for the Fund for the year 1997.

(6) To transact such other business as may properly come before the meeting.

The record time for the determination of the number of votes entitled to be cast at the Annual Meeting and the shareholders entitled to notice of and to vote at the meeting is 4:00 P.M., New York City time, on May 9, 1997.

By order of the Board of Directors

                                                                    Robin Wagner
                                                                       Secretary

May 23, 1997

                                                                     PRELIMINARY


                         METROPOLITAN SERIES FUND, INC.
                                1 MADISON AVENUE
                            NEW YORK, NEW YORK 10010

            STATEMENT CONCERNING THE ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 30, 1997

This Statement is furnished in connection with the solicitation of voting instructions for use at an Annual Meeting of Shareholders of the Metropolitan Series Fund, Inc. ('Fund') to be held on July 30, 1997. The voting instructions are being solicited on behalf of the Board of Directors of the Fund, Metropolitan Life Insurance Company ('Metropolitan'), and Metropolitan Tower Life Insurance Company ('Metropolitan Tower'). The initial mailing of this statement and the enclosed voting instruction form(s) to policy and contract owners will be on or about May 23, 1997.

     The following table identifies each of the proposals to be voted on at the Annual Meeting and indicates which portfolio shareholders are being solicited for each proposal.

PROPOSAL                                                       PORTFOLIO SHAREHOLDERS SOLICITED
------------------------------------------------------------   ---------------------------------------------------

1.         Election of Directors                               All Portfolios

2.         Approval or Disapproval of Amendments to each of    State Street Research Growth Portfolio,
             the respective Investment Management Agreements   State Street Research Income Portfolio,
             and Sub-Investment Management Agreements for      State Street Research Diversified Portfolio,
             Certain of the Portfolios of the Fund             State Street Research Aggressive Growth Portfolio,
                                                               GFM International Stock Portfolio

3.         Approval or Disapproval of a new Sub-Investment     GFM International Stock Portfolio
             Management Agreement and a new Sub-Sub
             Investment Management Agreement for the GFM
             International Stock Portfolio

4.         Approval or Disapproval of a Sub-Investment         MetLife Money Market Portfolio
             Management Agreement for the MetLife Money
             Market Portfolio

5.         Ratification or Rejection of the Selection of       All Portfolios
             Independent Auditors


THE FUND'S PORTFOLIOS


The Fund currently issues eleven separate classes (or series) of common stock, each representing a separate portfolio of investments (the 'Portfolio' or the
'Portfolios'). As of the record time, the Fund had outstanding          shares
of the State Street Research Growth Portfolio,          shares of the State

Street Research Income Portfolio,          shares of the MetLife Money Market
Portfolio,          shares of the State Street Research Diversified Portfolio, shares of the State Street Research Aggressive Growth Portfolio,
         shares of the MetLife Stock Index Portfolio,          shares of the GFM
International Stock Portfolio,          shares of the Loomis Sayles High Yield
Bond Portfolio,          shares of the Janus Mid Cap Portfolio,         shares
of the T. Rowe Price Small Cap Growth Portfolio and          shares of the
Scudder Global Equity Portfolio.

THE SEPARATE ACCOUNTS

The shares of the Portfolios of the Fund are currently sold to Metropolitan for allocation to the eleven corresponding investment divisions of Metropolitan Life Separate Account E ('Separate Account E') to fund group and individual annuity contracts ('Contracts') issued by Metropolitan. The MetLife Money Market Portfolio is not currently available in connection with certain Contracts.

The shares of the Portfolios of the Fund are also sold to Metropolitan for allocation to the eleven corresponding investment divisions of Metropolitan Life Separate Account UL ('Separate Account UL') to fund flexible premium multifunded life insurance policies ('MetLife FPMLI Policies'), flexible premium variable life insurance policies ('MetLife FPVLI Policies') and group variable universal life insurance policies ('MetLife GVUL Policies') issued by Metropolitan. The MetLife Money Market Portfolio is not currently available in connection with the MetLife GVUL Policies. The MetLife FPMLI Policies, the MetLife FPVLI Policies and the MetLife GVUL Policies are collectively referred to herein as the 'MetLife Policies'. The Contracts and the MetLife Policies are collectively referred to herein as 'MetLife Contracts'.

The shares of the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the MetLife Money Market Portfolio and the State Street Research Diversified Portfolio are currently also sold to Metropolitan Tower for allocation to the four corresponding investment divisions of Metropolitan Tower Separate Account One ('Separate Account One') to fund variable life policies ('Met Tower VLI Policies') issued by Metropolitan Tower. The shares of the Portfolios of the Fund are also sold to Metropolitan Tower for allocation to the eleven corresponding investment divisions of Metropolitan Tower Separate Account Two ('Separate Account Two') to fund flexible premium multifunded life insurance policies ('Met Tower FPMLI Policies'). The shares of the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Diversified Portfolio and the MetLife Money Market Portfolio are also sold to Metropolitan Tower for allocation to the four corresponding investment divisions of Separate Account Two to fund single premium multifunded life insurance policies ('Met Tower SPMLI Policies') issued by Metropolitan Tower. The Met Tower VLI Policies, the Met Tower FPMLI Policies and the Met Tower SPMLI Policies are collectively referred to herein as 'Met

Tower Policies'.


Separate Account E, Separate Account UL, Separate Account One and Separate Account Two are registered as unit investment trusts under the Investment Company Act of 1940 ('1940 Act') and are collectively referred to herein as the 'Separate Accounts.' Separate Account E and Separate Account UL are collectively referred to herein as the 'MetLife Separate Accounts' and Separate Account One and Separate Account Two are collectively referred to herein as the 'Met Tower Separate Accounts'.

RECORD OWNERS OF THE FUND'S SHARES

The following tables show the number of shares that Metropolitan and Metropolitan Tower owned, respectively, as of the record time, of each Portfolio of the Fund as well as the percentage of the eligible votes with respect to each Portfolio that Metropolitan and Metropolitan Tower, respectively, will be entitled to cast at the Annual Meeting.

                                  METROPOLITAN

                                           NUMBER OF SHARES
                                               HELD IN
                                            METROPOLITAN'S       PER CENT OF                            PER CENT OF
                                           GENERAL ACCOUNT      ELIGIBLE VOTES    NUMBER OF SHARES     ELIGIBLE VOTES
                                          AND NON-REGISTERED    ENTITLED TO BE     HELD IN METLIFE     ENTITLED TO BE
           NAME OF PORTFOLIO               SEPARATE ACCOUNT          CAST         SEPARATE ACCOUNTS         CAST
---------------------------------------   ------------------    --------------    -----------------    --------------
State Street Research Growth
  Portfolio............................                                   %                                      %
State Street Research Income
  Portfolio............................                                   %                                      %
MetLife Money Market Portfolio.........                                   %                                      %
State Street Research Diversified
  Portfolio............................                                   %                                      %
State Street Research Aggressive Growth
  Portfolio............................                                   %                                      %
MetLife Stock Index Portfolio..........                                   %                                      %
GFM International Stock
  Portfolio............................                                   %                                      %
Loomis Sayles High Yield Bond
  Portfolio............................                                   %                                      %
Janus Mid Cap Portfolio................                                   %                                      %
T. Rowe Price Small Cap Growth
  Portfolio............................                                   %                                      %
Scudder Global Equity Portfolio........                                   %                                      %

                               METROPOLITAN TOWER

                                                                                 NUMBER OF SHARES     PER CENT OF
                                                                                   HELD IN MET       ELIGIBLE VOTES
                                                                                  TOWER SEPARATE     ENTITLED TO BE
NAME OF PORTFOLIO                                                                    ACCOUNTS             CAST
------------------------------------------------------------------------------   ----------------    --------------
State Street Research Growth Portfolio........................................                                 %
State Street Research Income Portfolio........................................                                 %
MetLife Money Market Portfolio................................................                                 %
State Street Research Diversified Portfolio...................................                                 %
State Street Research Aggressive Growth Portfolio.............................                                 %
MetLife Stock Index Portfolio.................................................                                 %
GFM International Stock Portfolio.............................................                                 %
Loomis Sayles High Yield Bond Portfolio.......................................                                 %
Janus Mid Cap Portfolio.......................................................                                 %
T. Rowe Price Small Cap Growth Portfolio......................................                                 %
Scudder Global Equity Portfolio...............................................                                 %

HOW SHARES IN THE PORTFOLIOS WILL BE VOTED AT THE ANNUAL MEETING

Holders of common stock of each Portfolio as of 4:00 P.M., New York City time, on May 9, 1997 (the 'record time'), will be entitled to vote and may cast one vote for each share held.

In accordance with their view of presently applicable law, Metropolitan and Metropolitan Tower will vote the shares of each of the Portfolios of the Fund held in the Separate Accounts which are attributable to the MetLife Contracts and Met Tower Policies based on instructions received from owners of MetLife Contracts and Met Tower Policies participating in the corresponding investment division in the Separate Accounts. The number of Fund shares held in each division of a Separate Account deemed attributable to each Met Tower Policy or MetLife Contract owner is determined by dividing a Met Tower VLI Policy's benefit base, a Met Tower FPMLI Policy's cash value, an SPMLI Policy's cash value, a MetLife Policy's cash value or a Contract's accumulation units, as the case may be, in that division, if any, by the net asset value of one share in the Fund Portfolio in which the assets in that Separate Account division are invested.

Fractional votes will be counted. The number of shares for which a MetLife Contract or Met Tower Policy owner has a right to give voting instructions is determined as of the record time for the annual meeting. Owners of Met Tower Policies or MetLife Policies continued in effect as reduced paid-up or extended term insurance are not eligible to give voting instructions.

Fund shares held in an investment division attributable to MetLife Contracts or Met Tower Policies for which no timely instructions are received and Fund shares held in an investment division not attributable to MetLife Contracts or Met

Tower Policies will be voted by Metropolitan or Metropolitan Tower, as the case may be, in the same proportion as the shares for which voting instructions are received for all MetLife Contracts or Met Tower Policies participating in the investment division. The Fund has been advised that Fund shares held in the general account or unregistered separate accounts of Metropolitan or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions.

Each MetLife Contract and Met Tower Policy owner will receive a voting instruction form for each Portfolio in which he or she participates as of the record date. Each such form should be completed, executed and returned. If an enclosed voting instruction form is completed, executed and returned, it may nevertheless be revoked at any time before the meeting by a written revocation or later voting instruction form received by Metropolitan on behalf of MetLife Contract owners and Metropolitan Tower on behalf of Met Tower Policy owners at 1 Madison Avenue, New York, New York 10010. The expense of the voting instruction solicitation, which will be by mail but may also be by telephone, telegraph or personal interview conducted by personnel of Metropolitan, will be paid by Metropolitan.

Upon the request of a MetLife Contract or Met Tower Policy owner, the Fund will furnish, without charge, a copy of the most recent annual report of the Fund. Such request should be directed to Alan DiMichele, Metropolitan Life Insurance Company Area 2H, 1 Madison Avenue, New York, New York 10010, 1-800-553-4459.

                       PROPOSAL 1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

NAME, AGE AND
PRESENT POSITION                                                                                           DIRECTOR
OF NOMINEE                  PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS                                   SINCE
--------------------------  ----------------------------------------------------------------------------   ----------
Steve A. Garban (59)        Retired, formerly Senior Vice-President--Finance and Operations and                  1985
  Director                  Treasurer, The Pennsylvania State University. (Also, currently director or trustee of several State Street Research mutual funds.)

Jeffrey J. Hodgman* (53)    Executive Vice-President, Metropolitan, since 1996; prior thereto, Senior       1983-1984
  Director                  Vice- President. (Also, currently director of J. L. French Corporation.)        1985-1991
                                                                                                                 1994
Malcolm T. Hopkins (68)     Private Investor, formerly Vice-Chairman of the Board and Chief Financial
  Director                  Officer, St. Regis Corp. (forest and paper products). (Also, currently
                            director of The Columbia Gas System, Inc., MAPCO, Inc., EMCOR Group, Inc.,           1985
                            U.S. Home Corporation, Phar-Mor, Inc., and KinderCare Learning Centers, Inc.
                            (until 2/97). Also, currently director or trustee of several State Street

                            Research mutual funds.)

David A. Levene* (57)       Executive Vice-President, Metropolitan, since December, 1996; Senior Vice-           1997
  Chairman of the Board,    President, 1996; prior thereto, Senior Vice-President and Chief Actuary.
  Chief Executive Officer
  and Director

Robert A. Lawrence (70)     Partner, Saltonstall & Co. (private investment firm). Also, currently                1993
  Director                  trustee of the New York Times and Fifty Associates (real estate investment trust). Also currently a director of McCaw Cellular Communications, Inc.
                            Also currently a director or trustee of several State Street Research mutual funds.

Dean O. Morton (64)         Retired, formerly Executive Vice-President, Chief Operating Officer and              1993
  Director                  Director, Hewlett-Packard Company. (Also, currently director or trustee of several State Street Research mutual funds, Alza Corp., Raychem Corp.,
                            Centigram Communications Corporation, The Clorox Company and Tencor
                            Instruments.)
Michael S. Scott Morton     Jay W. Forrester Professor of Management at Sloan School of Management,              1993
  (59)                      Massachusetts Institute of Technology. (Also, currently director or trustee
  Director                  of several State Street Research mutual funds, director of Sequent Computer
                            Systems, Inc. and limited partner of Founder Capital Partners.)

------------------
* As officers of Metropolitan, Messrs. Hodgman and Levene may each be deemed to be an 'interested person' within the meaning of the 1940 Act.

Unless the voting instructions direct Metropolitan or Metropolitan Tower otherwise, Metropolitan and Metropolitan Tower will vote Fund shares for the election of the nominees listed above. If any of said nominees should be unable to serve, Metropolitan and Metropolitan Tower reserve full discretion to vote for another candidate or candidates.

The Board of Directors of the Fund does not have a standing compensation or nominating committee. The Board does have a standing audit committee. The committee met three times during 1996. Messrs. Garban, Hopkins, Lawrence, Morton and Scott Morton are the members of the audit committee. The audit committee has the responsibility to review auditing problems, auditing changes, adequacy of internal controls, and the plans of the internal and external auditors of the Fund for the subsequent year.

There were five meetings of the Board of Directors during 1996. All the directors except Dr. Scott Morton attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. It is expected that the Board of Directors will generally meet four times each year.

During 1996, the directors were compensated as follows:


                                                                          (3)                           (5)
                                                                      PENSION OR                       TOTAL
                                                                      RETIREMENT        (4)         COMPENSATION
                                                                       BENEFITS      ESTIMATED     FROM THE FUND
                                                          (2)           ACCRUED        ANNUAL         AND FUND
                                                       AGGREGATE      AS PART OF      BENEFITS      COMPLEX PAID
                        (1)                           COMPENSATION       FUND           UPON        TO DIRECTORS
                 NAME OF DIRECTOR                      FROM FUND        EXPENSE      RETIREMENT         (A)
               --------------------                   ------------    -----------    ----------    --------------
Jeffrey J. Hodgman.................................            0           0              0                  0
Steve A. Garban....................................     $ 28,500           0              0           $ 36,750
Malcolm T. Hopkins.................................     $ 27,000           0              0           $ 36,750
Robert A. Lawrence.................................     $ 24,000           0              0           $ 92,125
Dean O. Morton.....................................     $ 24,000           0              0           $ 96,125
Michael S. Scott Morton............................     $ 18,500           0              0           $100,325
David A. Levene*...................................            0           0              0                  0

------------------
(a) Complex is comprised of 10 trusts and two corporations with a total of 35 funds and/or series.
 * Did not serve as a director during 1996.

The Fund pays the compensation of directors who are not active employees of Metropolitan. Directors and officers who are active employees of Metropolitan do not receive any compensation for services rendered to the Fund in addition to their compensation for services rendered to Metropolitan. Directors who are not active employees of Metropolitan are each paid a fee of $10,000 for each full calendar year during which services are rendered to the Fund. In addition, they are each paid a fee of $2,500 for each directors' meeting attended and a fee of $500 for each audit committee meeting attended and are reimbursed for out-of-pocket expenses. Messrs. Garban and Hopkins are also each paid $1,500 for attending contract committee meetings. The chairman of the audit committee also receives a fee of $1,500 for each full calendar year that he or she serves as chairman.

The directors and officers of the Fund and members of their families, as a group, as of the date of this Statement, beneficially own less than 1% of the common stock of each Portfolio outstanding.

Set forth below is certain information concerning each of the executive officers of the Fund.


NAME, AGE AND                                                                                            OFFICER
OFFICE WITH THE FUND             PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS                            SINCE
-------------------------------  ----------------------------------------------------------------------  ---------

David A. Levene+ (57)            Executive Vice-President, Metropolitan since 1996; Senior                    1997
  Chief Executive Officer        Vice-President, 1996; prior thereto, Senior Vice-President and Chief
                                 Actuary.
Christopher P. Nicholas+ (48)    Associate General Counsel, Metropolitan.                                     1987
  President and Chief Operating
  Officer
Elaine Stevenson+ (38)           Vice-President, Metropolitan since 1996; Assistant Vice-President,           1996
  Vice-President                 1993-1996; prior thereto, Director, Retirement and Savings Center.
Lawrence A. Vranka+ (56)         Vice-President, Metropolitan.                                                1987
  Vice-President
Bradford W. White+ (30)          Senior Technical Consultant-Financial Management, Metropolitan since         1995
  Controller                     1993; Senior Financial Analyst-Retirement and Savings Center,
                                 1992-1993; prior thereto, Financial Analyst.
Joseph N. Panetta+ (60)          Vice-President, Metropolitan.                                                1987
  Treasurer
Robin Wagner+ (36)               Assistant General Counsel, Metropolitan since 1997; Counsel 1995-1997;       1996
  Secretary                      prior thereto, Associate Counsel.


------------------
+ As officers or employees of Metropolitan, each of these individuals is deemed to be an 'interested person', within the meaning of the 1940 Act, of the Fund.

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.

Election of each nominee requires a majority vote of the aggregate outstanding shares of the Fund, which under the 1940 Act requires the vote of the lesser of
(a) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present at the meeting or (b) more than 50% of the outstanding shares of the Fund.

In addition to the individuals listed above, set forth below is a list of the directors and officers of the Fund who are also directors, officers or employees of Metropolitan.

NAME                        POSITION WITH THE FUND
------------------------    ----------------------
Patricia S. Worthington     Assistant Secretary
Harold Lerner               Assistant Controller
Diane Johnson               Assistant Controller

PROPOSAL 2. APPROVAL OR DISAPPROVAL OF AMENDMENTS TO EACH OF THE RESPECTIVE
            INVESTMENT MANAGEMENT AGREEMENTS AND SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR CERTAIN OF THE PORTFOLIOS OF THE FUND

This proposal involves amendments to the investment management agreements and sub-investment management agreements for the State Street Research Growth Portfolio, the State Street Research Income Portfolio, the State Street Research Diversified Portfolio and the State Street Research Aggressive Growth Portfolio. The amendments involve changes to the investment management and sub-investment management fees for these Portfolios. However, because Metropolitan (and not the Fund) pays the sub-investment management fees, the sub-management fee increases affect the Portfolios only indirectly.

The investment management agreements are also being amended to remove any reference to a specific sub-investment manager in the provision of each agreement that authorizes the Fund and the investment manager to employ a sub-investment manager to be responsible for the day-to-day management of a Portfolio. Finally, several minor changes are being made to the investment management and sub-investment management agreements as shown in the forms of the agreements attached hereto as Exhibits A and B, respectively.

The changes shown in Exhibit A, including a revised investment management fee schedule, are also part of this proposal 2 with respect to the investment management agreement for the GFM International Stock Portfolio. However, instead of amending the sub-investment management agreement for that Portfolio, a new sub-investment management agreement, including a revised sub-investment management fee schedule, and a new sub-sub-investment management agreement are being separately recommended for that Portfolio. Details of that proposal are set forth under proposal 3 below, though information relevant to these changes is set forth in the discussion and tables below.

While no changes to the investment management agreement or fee are being proposed for the MetLife Money Market Portfolio, a new sub-investment management agreement for this Portfolio is the subject of proposal 4 below, though certain information relating to this Portfolio is set forth in the discussion and tables below. NONE OF THESE PROPOSALS RELATE TO THE METLIFE STOCK INDEX PORTFOLIO, THE LOOMIS SAYLES HIGH YIELD BOND PORTFOLIO, THE JANUS MID CAP PORTFOLIO, THE T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO OR THE SCUDDER GLOBAL EQUITY PORTFOLIO, AND NO INFORMATION WITH RESPECT TO THOSE PORTFOLIOS IS SET FORTH BELOW.


THE INVESTMENT AND SUB-INVESTMENT ADVISERS

Metropolitan, 1 Madison Avenue, New York, New York 10010, which is registered as an investment adviser under the Investment Advisers Act of 1940, acts as investment adviser with respect to each Portfolio of the Fund under separate Investment Management Agreements ('Investment Management Agreements') between the Fund and Metropolitan. The Investment Management Agreements for the State Street Research Growth, State Street Research Income, MetLife Money Market and State Street Research Diversified Portfolios are each dated April 29, 1987. The Investment Management Agreement for the State Street Research Aggressive Growth Portfolio is dated April 29, 1988. The Investment Management Agreement for the

GFM International Stock Portfolio is dated April 29, 1991.

State Street Research & Management Company ('State Street Research'), One Financial Center, Boston, Massachusetts 02111, an indirect wholly-owned subsidiary of Metropolitan registered as an investment adviser under the Investment Advisers Act of 1940, currently acts as sub-investment adviser to the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggresive Growth Portfolios under separate Sub-Investment Management

Agreements ('Sub-Investment Management Agreements') among the Fund, Metropolitan and State Street Research. The Sub-Investment Management Agreements for the State Street Research Growth, State Street Research Income and State Street Research Diversified Portfolios are each dated April 29, 1987. The Sub-Investment Management Agreement for the State Street Research Aggressive Growth Portfolio is dated April 29, 1988.

GFM International Investors Limited ('GFM'), 5 Upper St. Martins Lane, London, England WC2H 9EA, an indirect wholly-owned subsidiary of Metropolitan registered as an investment adviser under the Investment Advisers Act of 1940, currently acts as sub-investment adviser to the GFM International Stock Portfolio under a separate sub-investment management agreement among the Fund, Metropolitan and GFM. The Sub-Investment Management Agreement for the GFM International Stock Portfolio is dated June 26, 1991. As set forth in proposal 3, the Board of Directors is recommending employing State Street Research as the sub-investment adviser and GFM as the sub-sub-investment adviser for the Portfolio.

THE CURRENT AGREEMENTS

The Investment Management Agreement for each Portfolio provides that Metropolitan, subject to review by the Fund's directors, is responsible for the overall management of that Portfolio and has ultimate responsibility for making decisions to buy, sell or hold any particular security for the Portfolio. Since there is currently no sub-investment adviser for the MetLife Money Market Portfolio, Metropolitan also has the day-to-day responsibility for making such decisions for that Portfolio. As set forth in proposal 4, the Board of Directors is recommending employing State Street Research as the sub-investment adviser for the MetLife Money Market Portfolio.

The Sub-Investment Management Agreement for each of the State Street Research Growth, State Street Research Income, State Street Research Diversified and State Street Research Aggressive Growth Portfolios provides that State Street Research, subject to review by the Fund's directors and by Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for that Portfolio. The current Sub-Investment Management Agreement for the GFM International Stock Portfolio provides that GFM, subject to review by the Fund's directors and by Metropolitan, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for that Portfolio.

The Investment Management Agreements and the Sub-Investment Management Agreements require that the assets in the Portfolios be invested and reinvested in a manner consistent with the investment objectives and policies set forth in the registration statements, as from time to time amended, of the Fund under the Securities Act of 1933.

The Investment Management Agreements were each most recently approved by their respective shareholders on April 28, 1993 in connection with an amendment to each Agreement removing a provision that required Metropolitan to subsidize the expenses of each Portfolio.

The Sub-Investment Management Agreements relating to the State Street Research Growth, State Street Research Income and State Street Research Diversified Portfolios were each most recently approved by their respective shareholders on April 29, 1987. The Sub-Investment Management Agreement relating to the State Street Research Aggressive Growth Portfolio was most recently approved by its shareholders on November 29, 1988. The Sub-Investment Management Agreement relating to the GFM International Stock Portfolio was most recently approved by its shareholders on June 11, 1992. Each of the Sub-Investment Management Agreements was submitted to its respective shareholders in order to comply with the provisions of the 1940 Act that require an investment management agreement to be approved by the shareholders of an investment company.

Each of the Investment Management Agreements and Sub-Investment Management Agreements was most recently approved by the Board of Directors of the Fund, including a majority of the directors who were not 'interested persons,' on April 24, 1997 in connection with the annual renewal of such Agreements.

EFFECT OF PROPOSED FEE CHANGES

The effect of changing the investment management and sub-investment management fees is demonstrated by the following fee and expense tables. The tables are based on the current and the proposed revised fee structures. The tables do not reflect charges, including any sales loads, against the Separate Accounts, premiums, purchase payments, cash values or account balances under the MetLife Contracts or Met Tower Policies. As stated above, the payment of sub-advisory and sub-sub-advisory fees is not the responsiblity of the Fund, and therefore such fees affect a Portfolio's expenses only indirectly.


                           PROPOSED AND CURRENT FEES
               (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE)
                     STATE STREET RESEARCH INCOME PORTFOLIO

                 ADVISORY FEES                                                    SUB-ADVISORY FEES
------------------------------------------------     ----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED     CURRENT                 (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------     -------                 -----------     --------                 -----------     -------
Up to         $   250         0.35%        0.25%     Up to         $   250         0.27%      Up to          $  25          0.25%

  Next        $   250         0.30%        0.25%     Next          $   250         0.22%      Next           $  25          0.19%
  Over        $   500         0.25%        0.25%     Over          $   500         0.17%      Over           $  50          0.13%

                  STATE STREET RESEARCH DIVERSIFIED PORTFOLIO

                 ADVISORY FEES                                                    SUB-ADVISORY FEES
------------------------------------------------     ----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED     CURRENT                 (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------     -------                 -----------     --------                 -----------     -------
Up to         $   500         0.50%        0.25%     Up to         $   500         0.35%      Up to          $   5          0.50%
  Next        $   500         0.45%        0.25%     Next          $   500         0.30%      Next           $   5          0.38%
  Over        $ 1,000         0.40%        0.25%     Over          $ 1,000         0.25%      Next           $ 190          0.25%
                                                                                              Over           $ 200          0.20%

                     STATE STREET RESEARCH GROWTH PORTFOLIO

                 ADVISORY FEES                                                    SUB-ADVISORY FEES
------------------------------------------------     ----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED     CURRENT                 (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------     -------                 -----------     --------                 -----------     -------
Up to         $   500         0.55%        0.25%     Up to         $   500         0.40%      Up to          $   5          0.50%
  Next        $   500         0.50%        0.25%     Next          $   500         0.35%      Next           $   5          0.38%
  Over        $ 1,000         0.45%        0.25%     Over          $ 1,000         0.30%      Next           $ 190          0.25%
                                                                                              Over           $ 200          0.20%

               STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

                 ADVISORY FEES                                                    SUB-ADVISORY FEES
------------------------------------------------     ----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED     CURRENT                 (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------     -------                 -----------     --------                 -----------     -------
Up to         $   500         0.75%        0.75%     Up to         $   500         0.55%                   All assets       0.75%
  Next        $   500         0.70%        0.75%     Next          $   500         0.50%
  Over        $ 1,000         0.65%        0.75%     Over          $ 1,000         0.45%

                       GFM INTERNATIONAL STOCK PORTFOLIO

                 ADVISORY FEES                                                    SUB-ADVISORY FEES

------------------------------------------------     ----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED     CURRENT                 (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------     -------                 -----------     --------                 -----------     -------
Up to         $   500         0.75%        0.75%     Up to         $   500         0.55%                   All assets       0.60%
  Next        $   500         0.70%        0.75%     Next          $   500         0.50%
  Over        $ 1,000         0.65%        0.75%     Over          $ 1,000         0.45%

                           SUB-SUB-ADVISORY FEES
----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------                 -----------     -------
Up to         $   500         0.50%                     N.A.          N.A.
Next          $   500         0.45%
Over          $ 1,000         0.40%

                         METLIFE MONEY MARKET PORTFOLIO

                 ADVISORY FEES                                                    SUB-ADVISORY FEES
------------------------------------------------     ----------------------------------------------------------------------------
            (MILLIONS)*     PROPOSED     CURRENT                 (MILLIONS)*     PROPOSED                 (MILLIONS)*     CURRENT
            -----------     --------     -------                 -----------     --------                 -----------     -------
      All Assets              0.25%        0.25%           All Assets              0.25%                     N.A.          N.A.

------------------
* This column shows the amount of the Portfolio's assets to which the fees shown do or would apply.

      1996 FEES AND EXPENSES--BASED ON CURRENT AND PROPOSED FEE SCHEDULES


                CURRENT FEE SCHEDULE
                        MANAGEMENT    OTHER
                           FEES      EXPENSES   TOTAL
                        ----------   --------   -----
State Street Research
  Growth                   0.25%       0.04%    0.29 %
State Street Research
  Aggressive Growth        0.75%       0.04%    0.79 %
State Street Research
  Diversified              0.25%       0.04%    0.29 %
State Street Research
  Income                   0.25%       0.07%    0.32 %
GFM International

  Stock                    0.75%       0.22%    0.97 %



                PROPOSED FEE SCHEDULE
                        MANAGEMENT    OTHER
                          FEES*      EXPENSES   TOTAL
                        ----------   --------   -----
State Street Research
  Growth                   0.51%       0.04%    0.55 %
State Street Research
  Aggressive Growth        0.71%       0.04%    0.75 %
State Street Research
  Diversified              0.46%       0.04%    0.50 %
State Street Research
  Income                   0.33%       0.07%    0.40 %
GFM International
  Stock                    0.75%       0.22%    0.97 %

------------------

*Composite rate, based on 1996 average net assets.

The following table shows the amount of management fees paid to Metropolitan (as investment manager) and State Street Research and GFM (as sub-investment managers) in 1996 with respect to the Portfolios whose investment management and/or sub-investment management fees are being changed. The table also shows what those amounts would have been had the amended fees been in effect during 1996, and the difference between the two amounts as a percentage of the amounts actually received in 1996.

                              FEE COMPARISON TABLE

                                      AMOUNTS RECEIVED BY                     AMOUNTS RECEIVED BY
                                       INVESTMENT MANAGER                    SUB-INVESTMENT MANAGER
                               ----------------------------------      ----------------------------------
NAME OF PORTFOLIO                ACTUAL       PROPOSED     CHANGE        ACTUAL       PROPOSED     CHANGE
----------------------------   ----------    ----------    ------      ----------    ----------    ------
State Street Research Growth   $3,351,614    $6,782,926    102.38%     $2,840,435    $4,837,021     70.29%
  Portfolio
State Street Research Income   $  911,476    $1,218,650     33.70%     $  504,338    $  930,454     84.49%
  Portfolio
State Street Research          $3,179,254    $5,836,673     83.59%     $2,690,091    $3,966,813     47.46%
  Diversified Portfolio

State Street Research          $8,815,041    $8,387,656     -4.85%     $8,944,882    $6,111,423    -31.68%
  Aggressive Growth
  Portfolio
GFM International Stock        $2,330,738    $2,330,738      0.00%     $1,868,362    $1,581,980    -15.33%
  Portfolio

The State Street Research Growth, State Street Research Income, MetLife Money Market, State Street Research Diversified, State Street Research Aggressive Growth and GFM International Stock Portfolios of the Fund had net assets of $1,597,728,475, $383,394,838, $41,636,631, $1,448,841,167, $1,321,849,364 and
$303,825,483, respectively, as of December 31, 1996.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE PROPOSED AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENTS AND SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR THE PORTFOLIOS.

REASONS FOR PROPOSED CHANGES

In approving the amended Investment Management Agreements and Sub-Investment Management Agreements and recommending their respective approval by the shareholders of each Portfolio, the Board has considered the nature, quality and extent of the services to be performed by Metropolitan; the investment record of the Portfolios involved; comparative data as to investment performance, advisory fees and expenses; the financial, personnel and structural information of Metropolitan, including the costs incurred by, and profitability of, Metropolitan and its affiliates in providing investment management and other services to the Fund; and such other factors and information as the Board believes to be relevant.

In reviewing the nature and amount of the expenses incurred by Metropolitan, the Board concluded that the current fee levels had proven insufficient for Metropolitan and its affiliates to earn revenues significantly above their costs of managing the Portfolios of the Fund. The current level of investment management and sub-investment management fees makes it difficult for Metropolitan and its affiliates to continue to provide the quality of service it has provided to this point. The Board was particularly concerned that the present level of service provided by Metropolitan for the benefit of MetLife Contract and Met Tower Policy owners be at least maintained in the future. The Board compared the fees proposed with the fees of other similar investment companies and determined that the proposed fees compared favorably. The Board also concluded that the proposed fee changes would not inordinately affect the expense ratios of the affected Portfolios, especially when compared to similar investment companies and in light of the level of service provided by Metropolitan and its affiliates. Also, the Board of Directors of the Fund believes that, assuming the Portfolios continue to grow in size, the impact of changing the fee structure will lessen further over time.

VOTE REQUIRED FOR APPROVAL OF THE CHANGES


The shareholder voting on the approval of these amended agreements is on a Portfolio-by-Portfolio basis in which approval with respect to the particular amended agreements relating to a particular Portfolio requires the requisite vote of the shareholders in that Portfolio. Shareholders in a particular Portfolio will vote only on the particular amended agreements which relate to that Portfolio and approval by any Portfolio is not conditioned on approval by any other Portfolio. The voting instruction forms which accompany this Statement indicate with respect to which of the amended Agreements an owner of a MetLife Contract or a Met Tower Policy may give voting instructions.

Approval of a particular amended agreement requires a majority vote of the outstanding shares in the particular Portfolio affected by such agreement. Under the 1940 Act, a 'majority vote of the outstanding shares' means the vote of the lesser of (a) 67% or more of the shares in such Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in such Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in such Portfolio. If approved, each amended agreement will become effective on August 1, 1997, and will continue in effect until May 16, 1998. Thereafter, each amended agreement will continue in effect from year to year with respect to the particular Portfolio it affects if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of that Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority vote of the directors who are not 'interested persons' of any party to such agreement. An amended agreement may be terminated with respect to the particular Portfolio it affects without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan or by the majority vote of the shareholders in that Portfolio, and each amended agreement will terminate automatically in the event of its assignment. In addition, a Sub-Investment Management Agreement will also terminate in the event the Investment Management Agreement relating to the same Portfolio is terminated.

ADDITIONAL INFORMATION ABOUT METROPOLITAN AND THE SUB-INVESTMENT ADVISERS

Pursuant to a distribution agreement entered into on May 16, 1983, between the Fund and Metropolitan, Metropolitan also performs all sales functions with respect to the sale of the Fund's shares and is the principal underwriter and distributor of the Fund's shares. Such shares are sold without sales charge and at their respective net asset values. No fees are paid by the Fund to Metropolitan for services provided under the distribution agreement.

Set forth in the table below is information about other registered investment company portfolios managed by State Street Research having similar objectives to the Portfolios that they currently manage or are proposed to manage.

                                                           CURRENT
                                                         NET ASSETS                                 PART OR ALL
      MET SERIES FUND                 SIMILAR         DECEMBER 31, 1996           ADVISORY          COMPENSATION
         PORTFOLIO                   SSR FUND*        -----------------         COMPENSATION           WAIVED
----------------------------   ----------------------    (THOUSANDS)     -------------------------- ------------

  State Street Research        Equity Investment         $   136,224                          0.65%     Yes
    Growth
                               Investment**                1,337,354      First $200,000,000  0.50%      No
                                                                           Next $100,000,000 0.375%
                                                                           Next $200,000,000  0.30%
                                                                           Over $500,000,000  0.25%
  State Street Research        Capital Appreciation          718,964                          0.75%      No
    Aggressive
    Growth                     Capital                       707,053                          0.75%      No
  State Street Research        Managed Assets                528,260                          0.75%     Yes
    Diversified
                               Strategic Portfolios:          44,220                          0.65%     Yes
                                 Moderate
  State Street Research        Intermediate Bond              16,864                          0.55%     Yes
    Income
                               Strategic Portfolios:          33,492                          0.60%     Yes
                                 Conservative
                               Government Income             687,212                          0.65%      No
  MetLife Money                Money Market Fund             228,533                          0.50%     Yes
    Market Portfolio
  GFM International            International Equity           79,300                          0.75%      No
    Stock

------------------
 * State Street Research serves as the primary investment manager for all of the registered investment companies listed in the table above. In turn, the International Equity Fund is managed on a day-to-day basis by GFM under a sub-investment management agreement between State Street Research and GFM.
** A shareholder proposal to increase the advisory compensation for this fund is pending. Assuming approval and full implementation of the proposal, based on December 31, 1996 assets the effective fee rate would have been 0.51%.

Set forth below are the names and principal occupations of the principal executive officer and the other directors of Metropolitan (whose addresses for this purpose are the same as that of Metropolitan):

DIRECTORS                PRINCIPAL OCCUPATIONS
-----------------------  ------------------------------------------------------------------
Curtis H. Barnette       Chairman of the Board and Chief Executive Officer, Bethlehem Steel
                           Corporation.

DIRECTORS                PRINCIPAL OCCUPATIONS
-----------------------  ------------------------------------------------------------------
Gerald Clark             Senior Executive Vice-President and Director, Metropolitan.

Joan Ganz Cooney         Chairman-Executive Committee, Children's Television Workshop.
Burton A. Dole           Chairman of the Board, Nellcor Puritan Bennett.
James R. Houghton        Retired Chairman of the Board and Chief Executive Officer, Corning
                           Incorporated.
Harry P. Kamen           Chairman of the Board, President and Chief Executive Officer,
                           Metropolitan. (Principal Executive Officer)
Helene L. Kaplan         Of Counsel, Skadden, Arps, Slate, Meagher & Flom.
Charles M. Leighton      Chairman and Chief Executive Officer, CML Group, Inc.
Richard J. Mahoney       Chairman of Executive Committee and Director, Monsanto Company.
Allen E. Murray          Retired Chairman of the Board, President and Chief Executive
                           Officer, Mobil Corporation.
John J. Phelan, Jr.      Retired Chairman and Chief Executive Officer, NYSE, Inc.
John B. M. Place         Former Chairman of the Board, Crocker National Corporation.
Hugh B. Price            President and Chief Executive Officer, National Urban League, Inc.
Robert G. Schwartz       Retired Chairman of the Board, President and Chief Executive
                           Officer, Metropolitan.
Ruth Simmons             President, Smith College.
William S. Sneath        Retired Chairman of the Board, Union Carbide Corporation.
John R. Stafford         Chairman, President and Chief Executive Officer, American Home
                           Products Corp.
William C. Steere, Jr.   Chairman and Chief Executive Officer, Pfizer, Inc.

Set forth below are the names and principal occupations of the principal executive officer and the other directors of State Street Research (whose addresses for this purpose are the same as that of State Street Research):

DIRECTORS                PRINCIPAL OCCUPATIONS
-----------------------  ------------------------------------------------------------------
Peter C. Bennett         Director and Executive Vice President, State Street Research.
Gerard P. Maus           Director, Executive Vice President, Treasurer, and Chief Financial
                           Officer, State Street Research.
Thomas A. Shively        Director and Executive Vice President, State Street Research.
Ralph F. Verni           Chairman, President and Chief Executive Officer, State Street
                           Research. (Principal Executive Officer)

Set forth below are the names and principal occupations of the principal executive officer and the other directors of GFM (whose addresses for this purpose are the same as that of GFM):

DIRECTORS                PRINCIPAL OCCUPATIONS
-----------------------  ------------------------------------------------------------------
Gerard P. Maus           Director, Executive Vice President, Treasurer and Chief Financial
                           Officer, State Street Research.
Francis J. McNamara,     Executive Vice President, General Counsel and Secretary, State
III                        Street Research.
Ralph V. Verni           Chairman, President and Chief Executive Officer, State Street

                           Research. (Principal Executive Officer)

PROPOSAL 3. APPROVAL OR DISAPPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT
            AND SUB-SUB-INVESTMENT MANAGEMENT AGREEMENT FOR THE GFM INTERNATIONAL STOCK PORTFOLIO

Information relating to the GFM International Stock Portfolio and its current investment management and sub-investment management agreements is set forth above as part of the discussion with respect to proposal 2. As set forth therein, Metropolitan serves as the primary manager for the Portfolio while GFM, as the sub-investment manager, has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio.

It is now being proposed to make State Street Research the sub-investment manager and GFM the sub-sub-investment manager. The Board of Directors of the Fund believes that this new arrangement would be in the best interest of the shareholders of the Portfolio because it will result in the valuable research and investment management resources of State Street Research being made available to the Portfolio. State Street Research has recently assumed a greater administrative role with GFM. Under the new arrangement, State Street Research would have full investment discretion to manage the Portfolio. However, State Street Research expects to limit its role to primarily providing support through quantitative analysis, investment, market and economic research, general corporate and administrative services, computer and software facilities and services, fund accounting and back office assistance, and input on other related functions. GFM would continue to make the day-to-day decisions of which securities to buy, sell and hold.

The new arrangement would be accomplished through a new sub-investment management agreement among the Fund, Metropolitan as the investment manager, and State Street Research as the sub-investment manager. A new fee schedule, as set forth in the table on pages 10 and 11, will be included in the new agreement. The Fund has no responsibility for the payment of this fee to State Street Research. This new agreement is set forth as Exhibit C attached hereto.

In addition, a new sub-sub-investment management agreement would be entered into among the Fund, the investment manager, the sub-investment manager and GFM as the sub-sub-investment manager. The new arrangement will have no effect on the investment management fee paid by the Portfolio to Metropolitan or the sub-investment management fee paid by Metropolitan to State Street Research. State Street Research will, however, pay GFM a fee as set forth in the table on pages 10 and 11. This new agreement is set forth as Exhibit D attached hereto.

The Board has approved the renaming of the GFM International Stock Portfolio as the State Street Research International Stock Portfolio if the proposal is approved. For information relating to the other international equity fund managed by GFM, see the table set forth on page 14 above. State Street Research does not currently manage any international equity funds but does manage funds that do invest in international equities.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AND SUB-SUB-INVESTMENT MANAGEMENT AGREEMENTS FOR THE GFM INTERNATIONAL STOCK PORTFOLIO.

The voting on the approval of these Agreements is by the shareholders of the GFM

International Stock Portfolio only. Approval of the Agreements requires a majority vote of the outstanding shares of the GFM International Stock Portfolio. Under the 1940 Act, a 'majority vote of the outstanding shares' means the vote of the lesser of (a) 67% or more of the shares in the Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in the Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in the Portfolio. If approved, the Sub-Investment Management and the Sub-Sub-Investment Management Agreements will both continue in effect until May 16, 1998. Thereafter, each Agreement will continue in effect from year to year if approved annually

(a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority of the directors who are not 'interested persons' of any party to the agreement.

An agreement may be terminated without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan, by State Street Research, by GFM (in the case of the Sub-Sub-Investment Management Agreement) or by the majority vote of the shareholders in the Portfolio, and will terminate automatically in the event of its assignment. In addition, an agreement will also terminate in the event the Investment Management Agreement relating to the GFM International Stock Portfolio is terminated.

PROPOSAL 4. APPROVAL OR DISAPPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT
            FOR THE METLIFE MONEY MARKET PORTFOLIO

Information relating to the MetLife Money Market Portfolio and its current Investment Management Agreement is set forth above as a part of the discussion with respect to proposal 2. As set forth therein, Metropolitan currently has the day-to-day responsibility for making decisions to buy, sell or hold any particular security for the Portfolio.

Metropolitan has informed the Fund that it may no longer be cost effective, given the relatively small size of the Portfolio, for Metropolitan or the Fund for Metropolitan to continue to be responsible for such day-to-day management, since the Portfolio is the only short-term investment fund managed by Metropolitan that is registered under the 1940 Act. Thus it is being proposed that State Street Research be retained as the sub-investment manager for the Portfolio. No change is being proposed in the current investment management fee of an annual rate of .25% of the average daily value of the aggregate net assets of the Portfolio, and State Street Research would be compensated by Metropolitan at the same rate for providing sub-investment management services. The Fund would have no responsibility for the payment of the sub-investment management fee.

If the proposal is approved, the Board has approved the renaming of the MetLife Money Market Portfolio as the State Street Research Money Market Portfolio. A copy of the proposed Sub-Investment Management Agreement is attached hereto as Exhibit E. For information relating to the money market fund currently managed by State Street Research, see the table set forth on page 14 above.


THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS APPROVAL OF THE SUB-INVESTMENT MANAGEMENT AGREEMENT FOR THE METLIFE MONEY MARKET PORTFOLIO.

The voting on the approval of this Agreement is by the shareholders of the MetLife Money Market Portfolio only. Approval of the Agreement requires a majority vote of the outstanding shares of the MetLife Money Market Portfolio. Under the 1940 Act, a 'majority vote of the outstanding shares' means the vote of the lesser of (a) 67% or more of the shares in the Portfolio present at the meeting if the holders of more than 50% of the outstanding shares in the Portfolio are present at the meeting or (b) more than 50% of the outstanding shares in the Portfolio. If approved, the Sub-Investment Management Agreement will continue in effect until May 16, 1998. Thereafter, the Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority vote of the outstanding shares of the Portfolio (as determined pursuant to the 1940 Act), and (b) by a majority of the directors who are not 'interested persons' of any party to the Agreement. The Agreement may be terminated without penalty on 60 days' written notice by the Board of Directors of the Fund, by Metropolitan, by State Street Research or by the majority vote of the shareholders in the Portfolio, and will terminate automatically in the event of its assignment. In addition, the Agreement will also terminate in the event the Investment Management Agreement relating to the MetLife Money Market Portfolio is terminated.

PROPOSAL 5. RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

A majority of the Board of Directors of the Fund, including a majority of the directors who were not 'interested persons,' has selected the firm of Deloitte & Touche LLP to act as independent auditors for the Fund for the year 1997. This selection is being submitted for ratification or rejection by the shareholders.

Ratification of the selection of Deloitte & Touche LLP requires a majority vote of the aggregate outstanding shares of the Fund, which under the 1940 Act, requires the vote of the lesser of (a) 67% or more of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present at the meeting or (b) more than 50% of the outstanding shares of the Fund.

Deloitte & Touche LLP has acted as independent auditors for the Fund since the Fund commenced operations on May 16, 1983, and also acts as the independent auditors for Metropolitan and Metropolitan Tower. During 1996, Deloitte & Touche LLP performed auditor services for the Fund, including examination of the Fund's financial statements, review of annual reports and registration statement amendments filed with the Securities and Exchange Commission, consultation on financial account and reporting matters, and meetings with the Board of Directors. The examination of the Fund's financial statements by Deloitte & Touche LLP was made in accordance with generally accepted auditing standards and included such tests of the accounting records and such other auditing procedures as they considered necessary in the circumstances.

THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP FOR THE YEAR 1997.


It is expected that a representative of the firm will be present at the meeting with the opportunity to make statements and respond to appropriate questions.

                 ANNUAL MEETINGS AND PROPOSALS OF SHAREHOLDERS

The By-Laws of the Fund require an annual meeting only, unless the Board of Directors otherwise determines that there should be one, in years in which shareholder action is needed on any one or more of the following:

         (1) the election of directors;
         (2) approval of an investment advisory agreement;
         (3) ratification of the selection of independent auditors;
         (4) approval of a distribution agreement.

If any shareholder wishes to submit a proposal at the next Annual Meeting of Shareholders, which, if scheduled, will be held in April or May 1998, such proposal must be submitted to the Fund, 1 Madison Avenue, New York, New York 10010, Attention: Robin Wagner. Such proposal must be received on or before November 4, 1997 in order to be considered for any 1998 Annual Meeting.

                                 OTHER BUSINESS

The Board of Directors knows of no other business that will come before the meeting. Should any matters other than those referred to above properly come before the meeting, it is the intention of Metropolitan and Metropolitan Tower to vote on such matters in their discretion.

May 23, 1997

                                                                       EXHIBIT A

     THE MATERIAL LANGUAGE TO BE ADDED TO THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS IS UNDERLINED; THE MATERIAL LANGUAGE TO BE DELETED IS SET FORTH IN BRACKETS [ ]. THE PROPER NAME OF THE PORTFOLIO, STATE STREET RESEARCH GROWTH, STATE STREET RESEARCH INCOME, STATE STREET RESEARCH DIVERSIFIED, STATE STREET RESEARCH AGGRESSIVE GROWTH OR STATE STREET RESEARCH INTERNATIONAL STOCK WILL BE INSERTED IN EACH PORTFOLIO'S AGREEMENT WHERE INDICATED BY [NAME OF PORTFOLIO]. BRACES ({ }) ARE USED TO INDICATE INFORMATION THAT WILL VARY IN THE EACH PORTFOLIO'S AMENDED AGREEMENT OR DID VARY IN EACH PORTFOLIO'S CURRENT AGREEMENT.

          [NAME OF PORTFOLIO] AMENDED INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 29th day of April, {various years}, and amended effective the [16th day of May, 1993] 1ST DAY OF AUGUST 1997, by and between Metropolitan Series Fund, Inc., a Maryland corporation (the 'Fund'), and Metropolitan Life Insurance Company, a New York corporation (the 'Investment Manager');

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the 'Investment Company Act');

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of [nine portfolios, which are the Growth Portfolio, the Income Portfolio, the Money Market Portfolio, the Diversified Portfolio, the GNMA Portfolio, the Aggressive Growth Portfolio, the Equity Income Portfolio, the Stock Index Portfolio and the International Stock Portfolio] VARIOUS PORTFOLIOS, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Investment Manager is engaged principally in the business of insurance and also in rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940;

     WHEREAS, the Investment Manager currently provides investment management and corporate administrative services to each of the Portfolios pursuant to separate investment management agreements between the Fund and the Investment Manager; and

     WHEREAS, the Fund desires to enter into a separate investment management agreement with respect to the [Name of Portfolio] of the Fund with the Investment Manager;

     NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Investment Manager hereby agree as follows:


                                   ARTICLE 1.
                       Duties of the Investment Manager.

     The Fund hereby employs the Investment Manager to act as the investment adviser to and investment manager of the [Name of Portfolio](the 'Portfolio') and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of the

Board of Directors of the Fund, for the period and on the terms and conditions set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     (a) Investment Management Services. In acting as investment manager to the Portfolio, the Investment Manager shall regularly provide the Portfolio with such investment research, advice and management as the Fund may from time to time consider necessary for the proper management of the Portfolio and shall furnish continuously an investment program and shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus of the Fund then-currently effective under the Securities Act of 1933 (the 'Prospectus'). Should the Board of Directors of the Fund at any time, however, make any definite determination as to investment policy and notify the Investment Manager thereof, the Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by the Investment Manager.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Investment Manager is directed at all times to follow the policies of the Fund as set forth in the Prospectus. Nothing herein shall preclude the 'bunching' of orders for the sale or purchase of portfolio securities with the other Portfolios or with other accounts managed by the Investment Manager or the Investment Manager's general account and separate accounts. The Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.


     (b) Administrative Services. In addition to the performance of investment advisory services, the Investment Manager shall perform administrative services in connection with the management of the Portfolio. In this connection, the Investment Manager agrees (i) to assist in managing all aspects of the Fund's operations relating to the Portfolio, including the coordination of all matters relating to the functions of the custodian, transfer agent, other shareholder service agents, accountants, attorneys and other parties performing services or operational functions for the Fund, (ii) to provide the Fund, at the Investment Manager's expense, with services of persons competent to perform such professional, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including duties in connection with shareholder relations, reports, redemption requests and account adjustments and the maintenance of the books and records required of the Fund, and (iii) to provide the Fund, at the Investment Manager's expense, with adequate office space and related services necessary for its operations as contemplated in this Agreement. In performing such administrative services, the Investment Manager shall comply with all provisions of the Fund's Articles of Incorporation and By-Laws, with all laws and regulations to which the Fund may be subject and with all directions of the Fund's Board of Directors.

     The Investment Manager shall supply the Board of Directors and officers of the Fund with all statistical information regarding investments which is reasonably required by them and reasonably available to the Investment Manager.

     (c) Sub-Investment Manager. Notwithstanding any other provision of this Agreement, the Fund and the Investment Manager may agree to the employment of [{STATE STREET RESEARCH & MANAGEMENT COMPANY} for all the Portfolios except International Stock; for International Stock Portfolio - GFM INTERNATIONAL INVESTORS LIMITED} as the] A Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Investment Manager shall be the sole responsibility of the Investment Manager and the duties and responsibilities of the Sub-Investment Manager shall be as set forth in a sub-investment management agreement among the Investment Manager, the Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                      Allocation of Charges and Expenses.

     (a) The Investment Manager. In addition to the compensation paid to any Sub-Investment Manager as set forth in Article 1 above, the Investment Manager shall pay the organization costs of the Fund relating to the Portfolio. The Investment Manager also assumes expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under this Agreement.

     (b) The Fund. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses, including but not limited to the following expenses: the fee referred to in Article 3 below; interest and any other costs related to borrowings by the Fund attributable to the Portfolio; taxes payable by the Fund and attributable to the Portfolio; brokerage costs and other direct costs of effecting portfolio transactions (including any costs directly related to the acquisition, disposition, lending or borrowing of portfolio investments) on behalf of the Portfolio; the compensation of the directors and officers of the Fund who are not actively employed by the Investment Manager; custodian, registration and transfer agent fees; fees of outside counsel to and of independent auditors of the Fund selected by the Board of Directors; expenses of printing and mailing to existing shareholders of registration statements, prospectuses, reports, notices and proxy solicitation materials of the Fund; all other expenses incidental to holding meetings of the Fund's shareholders; insurance premiums for fidelity coverage and errors and omissions insurance; and extraordinary or non-recurring expenses (such as legal claims and liabilities and litigation costs and any indemnification related thereto) attributable to the Portfolio. The Fund shall allocate the appropriate portion of the foregoing expenses to the Portfolio.

     All expenses of any activity which is primarily intended to result in the sale of the Fund's shares, and certain other expenses as detailed in the Fund's Distribution Agreement with Metropolitan Life Insurance Company, are assumed by the distributor of the Fund's shares.

                                   ARTICLE 3.
                    Compensation of the Investment Manager.

     For the services rendered, the facilities furnished and expenses assumed by the Investment Manager, the Fund shall pay to the Investment Manager at the end of each calendar month a fee which shall accrue daily at the annual rate [of {0.25% for all the Portfolios except for Aggressive Growth and International Stock; for Aggressive Growth and International Stock - 0.75%} of] SPECIFIED BY THE SCHEDULE OF FEES IN THE APPENDIX TO THIS AGREEMENT. The average daily value of the net assets of the Portfolio [as] shall be determined and computed in accordance with the description of the method of determination of net asset value contained in the Prospectus.

                                   ARTICLE 4.
               Limitation of Liability of the Investment Manager.

     (a) In the performance of advisory services as provided in Article 1(a), the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendation of the Investment Manager. Nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties on behalf of the Fund, reckless disregard of the Investment Manager's obligations and duties under this Agreement or the violation of any applicable law.

     (b) In the performance of administrative services as provided in Article 1(b) and which the Investment Manager is obligated to perform hereunder, the Investment Manager shall be liable to the Fund or its shareholders for any willful or negligent act or omission in the performance of such administrative services.

                                   ARTICLE 5.
                     Activities of the Investment Manager.

     The services of the Investment Manager under this Agreement are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Manager, as directors, officers, employees or policyholders or otherwise and that directors, officers, employees or policyholders of the Investment Manager are or may become similarly interested in the Fund, and that the Investment Manager is or may become interested in the Fund as shareholder or otherwise.

                                   ARTICLE 6.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, or by the Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE 7.
                                  Definitions.
     The terms 'assignment,' 'interested person,' and 'majority of the outstanding shares,' when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 8.
                         Amendments of this Agreement.
     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 9.

                                 Governing Law.
     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                          METROPOLITAN SERIES FUND, INC.
                                          By ___________________________________
                                             President

Attest:
________________________________________
Secretary

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                          By ___________________________________
                                             Executive Vice-President

Attest:
________________________________________
Assistant Secretary

                                    APPENDIX

                     METROPOLITAN SERIES FUND FEE SCHEDULE

                    {STATE STREET RESEARCH GROWTH PORTFOLIO

1ST $500M                                     .55%
NEXT $500M                                    .50%
ABOVE $1,000M                                 .45% OF THE AVERAGE DAILY VALUE OF
                                              THE NET ASSETS OF THE PORTFOLIO.}

                    {STATE STREET RESEARCH INCOME PORTFOLIO

1ST $250M                                     .35%
NEXT $250M                                    .30%
ABOVE $500M                                   .25% OF THE AVERAGE DAILY VALUE OF
                                              THE NET ASSETS OF THE PORTFOLIO.}

               {STATE STREET RESEARCH DIVERSIFIED STOCK PORTFOLIO

1ST $500M                                     .50%
NEXT $500M                                    .45%
ABOVE $1,000M                                 .40% OF THE AVERAGE DAILY VALUE OF
                                              THE NET ASSETS OF THE PORTFOLIO.}

               {STATE STREET RESEARCH AGGRESSIVE GROWTH PORTFOLIO

1ST $500M                                     .75%
NEXT $500M                                    .70%
ABOVE $1,000M                                 .65% OF THE AVERAGE DAILY VALUE OF
                                              THE NET ASSETS OF THE PORTFOLIO.}

              {STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO

1ST $500M                                     .75%
NEXT $500M                                    .70%
ABOVE $1,000M                                 .65% OF THE AVERAGE DAILY VALUE OF
                                              THE NET ASSETS OF THE PORTFOLIO.}

                                      A-6

                                                                       EXHIBIT B

     THE MATERIAL LANGUAGE TO BE ADDED TO THE CURRENT SUB-INVESTMENT MANAGEMENT AGREEMENTS IS UNDERLINED; THE MATERIAL LANGUAGE TO BE DELETED IS SET FORTH IN BRACKETS [ ]. THE PROPER NAME OF THE PORTFOLIO, STATE STREET RESEARCH GROWTH, STATE STREET RESEARCH INCOME, STATE STREET RESEARCH DIVERSIFIED OR STATE STREET RESEARCH AGGRESSIVE GROWTH WILL BE INSERTED IN EACH PORTFOLIO'S AGREEMENT WHERE INDICATED BY [NAME OF PORTFOLIO]. BRACES ({ }) ARE USED TO INDICATE INFORMATION THAT WILL VARY IN THE EACH PORTFOLIO'S AMENDED AGREEMENT OR DID VARY IN EACH PORTFOLIO'S CURRENT AGREEMENT.

        [NAME OF PORTFOLIO] AMENDED SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this 29th day of April, {various dates} AND AMENDED EFFECTIVE THE FIRST DAY OF AUGUST, 1997, among Metropolitan Series Fund, Inc., a Maryland corporation (the 'Fund'), Metropolitan Life Insurance Company (the 'Investment Manager'), a New York corporation, and State Street Research & Management Company, a Delaware corporation (the 'Sub-Investment Manager');

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the 'Investment Company Act');

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of [nine portfolios which are the Growth Portfolio, the Income Portfolio, the Money Market Portfolio, the Diversified Portfolio, the GNMA Portfolio, the Aggressive Growth Portfolio, the Equity Income Portfolio, the Stock Index Portfolio and the International Stock Portfolio,] VARIOUS PORTFOLIOS, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the [Name of Portfolio] as set forth in the [Name of Portfolio] Investment Management Agreement dated {various dates} between the Fund and the Investment Manager (the '[Name of Portfolio] Investment Management Agreement'); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the [Name of Portfolio] of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:


                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's [Name of Portfolio] (the 'Portfolio') for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the 'Prospectus'). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify IN WRITING the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified IN WRITING that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the 'bunching' of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.


     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the [Name of Portfolio] Investment Management Agreement. Nothing in this [Name of Portfolio] Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee AT THE ANNUAL RATE specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.


     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve [its] THE FUND'S books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager AND SUB-INVESTMENT MANAGER, or by the

Investment Manager OR SUB-INVESTMENT MANAGER on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the [Name of Portfolio] Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.

     The terms 'assignment,' 'interested person,' and 'majority of the outstanding shares,' when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, TO THE EXTENT PERMITTED BY THE INVESTMENT COMPANY ACT, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     NOTICES TO BE GIVEN HEREUNDER SHALL BE ADDRESSED TO:

                                        FUND:  CHRISTOPHER P. NICHOLAS
                                               PRESIDENT AND CHIEF OPERATING OFFICER
                                               METROPOLITAN SERIES FUND, INC.
                                               ONE MADISON AVENUE, AREA 7G
                                               NEW YORK, NEW YORK 10010

                          INVESTMENT MANAGER:  GARY A. BELLER, ESQ.
                                               EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                                               METROPOLITAN LIFE INSURANCE COMPANY
                                               ONE MADISON AVENUE, AREA 11G
                                               NEW YORK, NEW YORK 10010


                      SUB-INVESTMENT MANAGER:  FRANCIS J. MCNAMARA, III
                                               EXECUTIVE VICE PRESIDENT, SECRETARY & GENERAL COUNSEL
                                               STATE STREET RESEARCH & MANAGEMENT COMPANY
                                               ONE FINANCIAL CENTER
                                               BOSTON, MASSACHUSETTS 02111

     CHANGES IN THE FOREGOING NOTICE PROVISIONS MAY BE MADE BY NOTICE IN WRITING TO THE OTHER PARTIES AT THE ADDRESSES SET FORTH ABOVE. NOTICE SHALL BE EFFECTIVE UPON DELIVERY.

                                      METROPOLITAN SERIES FUND, INC.

                                      By_______________________________________
                                                      President

Attest:
_________________________________
            Secretary

                                      METROPOLITAN LIFE INSURANCE COMPANY

                                      By_______________________________________
                                               Executive Vice-President

Attest:
_________________________________
       Assistant Secretary

                                      STATE STREET RESEARCH & MANAGEMENT COMPANY

                                      By________________________________________

Attest:

_________________________________
            Secretary

                                    APPENDIX
                   STATE STREET RESEARCH & MANAGEMENT COMPANY
                     Metropolitan Series Fund Fee Schedule
                    {State Street Research Growth Portfolio

[1st $5M                            .50%
next $5M                            .38%
next $190M                          .25%
above $200M                         .20%]
1ST $500M                           .40%
NEXT $500M                          .35%
ABOVE $1,000M                       .30% OF THE AVERAGE DAILY VALUE OF
                                    THE NET ASSETS OF THE PORTFOLIO.}
               {State Street Research Income Portfolio

[1st $25M                           .25%
next $25M                           .19%
above $50M                          .13%]
1ST $250M                           .27%
NEXT $250M                          .22%
ABOVE $500M                         .17% OF THE AVERAGE DAILY VALUE OF
                                    THE NET ASSETS OF THE PORTFOLIO.}
          {State Street Research Diversified Stock Portfolio

[1st $5M                            .50%
next $5M                            .38%
next $190M                          .25%
above $200M                         .20%]
1ST $500M                           .35%
NEXT $500M                          .30%
ABOVE $1,000M                       .25% OF THE AVERAGE DAILY VALUE OF
                                    THE NET ASSETS OF THE PORTFOLIO.}
      {State Street Research Aggressive Growth Portfolio [.75%]
1ST $500M                           .55%
NEXT $500M                          .50%
ABOVE $1,000M                       .45% OF THE AVERAGE DAILY VALUE OF
                                    THE NET ASSETS OF THE PORTFOLIO.}

                                                                       EXHIBIT C

 STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO SUB-INVESTMENT MANAGEMENT
                                   AGREEMENT

     AGREEMENT made this day of August, 1997, among Metropolitan Series Fund, Inc., a Maryland corporation (the 'Fund'), Metropolitan Life Insurance Company (the 'Investment Manager'), a New York corporation, and State Street Research & Management Company, a Delaware corporation (the 'Sub-Investment Manager');

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the 'Investment Company Act');

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research International Stock Portfolio as set forth in the State Street Research International Stock Portfolio Amended Investment Management Agreement dated April 29, 1991 between the Fund and the Investment Manager (the 'State Street Research International Stock Portfolio Investment Management Agreement'); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research International Stock Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research International Stock Portfolio (the 'Portfolio') for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the 'Prospectus'). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the 'bunching' of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

     Notwithstanding any other provision of this Agreement, the Fund, the Investment Manager and the Sub-Investment Manager may agree to the employment of a Sub-Sub-Investment Manager to the Fund for the purpose of providing investment management services with respect to the Portfolio, provided that the compensation to be paid to such Sub-Sub-Investment Manager shall be the sole responsibility of the Sub-Investment Manager and the duties and responsibilities of the Sub-Sub-Investment Manager shall be as set forth in a sub-sub-investment management agreement among the Investment Manager, the Sub-Investment Manager, the Sub-Sub-Investment Manager and the Fund on behalf of the Portfolio.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research International Stock Investment Management Agreement. Nothing in this State Street Research International Stock Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days'

written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research International Stock Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.

     The terms 'assignment,' 'interested person,' and 'majority of the outstanding shares,' when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     Notices to be given hereunder shall be addressed to:


                                        Fund:  Christopher P. Nicholas
                                               President and Chief Operating Officer
                                               Metropolitan Series Fund, Inc.
                                               One Madison Avenue, Area 7G
                                               New York, New York 10010

                          Investment Manager:  Gary A. Beller, Esq.
                                               Executive Vice-President and General Counsel
                                               Metropolitan Life Insurance Company
                                               One Madison Avenue, Area 11G

                                               New York, New York 10010

                      Sub-Investment Manager:  Francis J. McNamara, III
                                               Executive Vice President, Secretary & General Counsel
                                               State Street Research & Management Company
                                               One Financial Center
                                               Boston, Massachusetts 02111

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                          METROPOLITAN SERIES FUND, INC.
                                          By ___________________________________

Attest:
____________________________________

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                          By ___________________________________

Attest:
____________________________________

                                          STATE STREET RESEARCH & MANAGEMENT
                                          COMPANY
                                          By ___________________________________

Attest:
____________________________________

                                    APPENDIX
                   STATE STREET RESEARCH & MANAGEMENT COMPANY
                     Metropolitan Series Fund Fee Schedule
              State Street Research International Stock Portfolio

1st $500M           .55%
next $500M          .50%
above $1,000M       .45% of the average daily value of the
                    net assets of the Portfolio

                                                                       EXHIBIT D

              STATE STREET RESEARCH INTERNATIONAL STOCK PORTFOLIO
                    SUB-SUB-INVESTMENT MANAGEMENT AGREEMENT

     AGREEMENT made this             day of August, 1997, among Metropolitan
Series Fund, Inc., a Maryland corporation (the 'Fund'), Metropolitan Life Insurance Company (the 'Investment Manager'), a New York corporation, State Street Research & Management Company, a Delaware Company (the 'Sub-Investment Manager') and GFM International Investors Limited, an England corporation (the 'Sub-Sub-Investment Manager');

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the 'Investment Company Act');

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager and the Sub-Sub Investment Manager are engaged principally in the business of rendering advisory services and are registered as investment advisers under the Investment Advisers Act of 1940;

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research International Stock Portfolio as set forth in the International Stock Portfolio Investment Management Agreement dated April 29, 1991 between the Fund and the Investment Manager (the 'State Street Research International Stock Portfolio Investment Management Agreement'); and the Fund and the Investment Manager have entered into a separate sub-investment management agreement dated August 1, 1997 with respect to the State Street Research International Stock Portfolio of the Fund with the Sub-Investment Manager ('State Street Research International Stock Sub-Investment Management Agreement'); and

     WHEREAS, the Fund, the Investment Manager and the Sub-Investment Manager desire to enter a separate sub-sub-investment management agreement with respect to the State Street Research International Stock Portfolio of the Fund with the Sub-Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager, the Sub-Investment Manager and the Sub-Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                   Duties of the Sub-Sub-Investment Manager.


     Subject to the supervision and approval of the Sub-Investment Manager, the Investment Manager and the Fund's Board of Directors, the Sub-Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's International Stock Portfolio (the 'Portfolio') for the period and on the terms and conditions set forth in this Agreement.

     The Sub-Investment Manager retains full discretion to manage the investments of the Portfolio. The Sub-Investment Manager has complete flexibility to apportion responsibilities for the management of the Portfolio between the Sub-Investment Manager and the Sub-Sub-Investment Manager as the Sub-Investment Manager shall determine in its sole discretion. The Sub-Investment Manager expects, but is not obligated, to periodically provide support through quantitative analysis; investment, market and economic research; asset allocation support; general corporate and administrative services; computer and software facilities and services; fund accounting and back office assistance; and input on other functions.



     In acting as Sub-Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the 'Prospectus'). Should the Board of Directors of the Fund, the Investment Manager or the Sub-Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Sub-Investment Manager thereof, the Sub-Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.


     On the basis of information about the Fund supplied to the Sub-Sub-Investment Manager, the Sub-Sub-Investment Manager will treat the Fund as a business investor in relation to the services to be provided in accordance with this Agreement. As a consequence, certain of the rules of the Investment Management Regulatory Organization ('IMRO') introduced to protect less sophisticated investors will not apply to this Agreement.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the 'bunching' of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     Nothing herein contained shall prevent the sale or purchase of investments of which an issue or offer for sale was underwritten, managed or arranged by the Sub-Sub-Investment Manager or an Associate during the twelve months preceding such sale or purchase, provided that such sale or purchase is otherwise permitted under the Investment Company Act and the rules and regulations thereunder.

     If and to the extent that the investment objectives of the Fund and the State Street Research International Stock Portfolio permit the holding of units in collective investment schemes, the Sub-Sub-Investment Manager may acquire or dispose of units in such collective investment schemes operated or advised by the Sub-Sub-Investment Manager or an Associate, provided that such acquisition or disposition is otherwise permitted by the Investment Company Act and the rules and regulations thereunder.

     The Sub-Sub-Investment Manager may not commit the Fund to underwrite any issue or offer for sale of securities, except to the extent that the Fund may be deemed to be a statutory underwriter for purposes of the Securities Act of 1933 in selling its portfolio securities.


     In connection with these services the Sub-Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of their assets. The Sub-Sub-Investment Manager will furnish the Sub-Investment Manager, the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Sub-Investment Manager, the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Sub-Investment Manager will apprise the Sub-Investment Manager, the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Sub-Investment Manager, the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. The Sub-Sub-Investment Manager shall send to the Fund a half-yearly periodic statement of the Portfolio in accordance with Rule 21, Chapter IV of the rules of IMRO. In addition, the Sub-Sub-Investment Manager will furnish the Sub-Investment Manager, the Investment Manager and the Fund's Board of Directors such periodic and special reports as any of them may reasonably request.


     The Sub-Sub-Investment Manager will not hold money or investments on behalf of the Fund. The money and investments will be held by the Custodian of the Fund, which is not an Associate of the Sub-Sub-Investment Manager.


     The Sub-Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund, the Investment Manager and the Sub-Investment Manager agree, as an inducement to the Sub-Sub-Investment Manager's undertaking so to do, that the Sub-Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund, the Investment Manager or the Sub-Investment Manager in any way or otherwise be deemed an agent of the Fund, the Investment Manager or the Sub-Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                       Sub-Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund, the Investment Manager and the Sub-Investment Manager with respect to the Portfolio are set forth in the State Street Research International Stock Portfolio Investment Management Agreement and the State Street Research International Stock Portfolio Sub-Investment Management Agreement. Nothing in this State Street Research International Stock Portfolio Sub-Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Sub-Investment Manager will pay the Sub-Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Sub-Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund, the Investment Manager or the Sub-Investment Manager with respect to them.

     The Fund, the Investment Manager and the Sub-Investment Manager understand that the Sub-Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund, the Investment Manager and the Sub-Investment Manager have no objection to the Sub-Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Sub-Investment Manager to assist in the performance of the Sub-Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Sub-Investment Manager's right or the right of any of the Sub-Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Sub-Investment Manager further agrees to maintain and preserve its books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-Sub-Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager, the Sub-Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager, the Sub-Investment Manager and the Sub-Sub-Investment Manager or by the Investment Manager, the Sub-Investment Manager or the Sub-Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research International Stock Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.

     The terms 'assignment,' 'interested person,' and 'majority of the outstanding shares,' when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

     The term 'Associate' means a holding company or subsidiary of the Sub-Sub-Investment Manager and any other subsidiary of such holding company, and any other person who alone or with any Associate (as so defined) is entitled to control the exercise of 15 per cent of the voting power at any general meeting of the Sub-Sub-Investment Manager or such holding company or subsidiary.


     The term 'Custodian' means State Street Bank and Trust Company of 225 Franklin Street, Boston, Massachusetts 02110.


                                   ARTICLE 5.
                             Complaints Procedure.


     The Sub-Sub-Investment Manager has in operation a written procedure in accordance with the rules if IMRO for the effective consideration and proper handling of complaints from clients. Any complaint by the Fund should be sent in writing to the compliance officer of the Sub-Sub-Investment Manager at 2A Great Titchfield Street, London, England WIP 7AA. If the matter cannot be resolved immediately to the Fund's satisfaction then the compliance officer will conduct an investigation into the complaint and will notify the Fund within 14 days as to what action the Sub-Sub-Investment Manager intends to take with regard to the matter. The Fund is also entitled to make any complaint about the Sub-Sub-Investment Manager to IMRO. At the Fund's request, IMRO will provide a statement describing the Fund's right to compensation in the event of the Sub-Sub-Investment Manager's inability to meet any liabilities to the Fund.

                                   ARTICLE 6.
                         Amendments of this Agreement.


     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 7.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 8.
                                    Notices.

     Notices to be given hereunder shall be addressed to:


                                        Fund:  Christopher P. Nicholas
                                               President and Chief Operating Officer
                                               Metropolitan Series Fund, Inc.
                                               One Madison Avenue, Area 7G
                                               New York, New York 10010

                          Investment Manager:  Gary A. Beller, Esq.
                                               Executive Vice-President and General Counsel
                                               Metropolitan Life Insurance Company
                                               One Madison Avenue, Area 11G
                                               New York, New York 10010

                      Sub-Investment Manager:  Francis J. McNamara, III
                                               Executive Vice President, Secretary & General Counsel
                                               State Street Research & Management Company
                                               One Financial Center
                                               Boston, Massachusetts 02111

                  Sub-Sub-Investment Manager:  Ian Vose
                                               Senior Vice President and CIO
                                               GFM International Investors Limited
                                               5 Upper St. Martins Lane
                                               London, England
                                               WC2H 9EA

     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                          METROPOLITAN SERIES FUND, INC.
                                          By ___________________________________
                                                         President

Attest:
____________________________________
         Secretary

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                          By ___________________________________

Attest:
____________________________________
    Assistant Secretary

                                          STATE STREET RESEARCH & MANAGEMENT
                                          COMPANY
                                          By ___________________________________

Attest:
____________________________________
         Secretary

                                          GFM INTERNATIONAL INVESTORS LIMITED
                                          By ___________________________________

Attest:
____________________________________

                                   APPENDIX A

                      GFM INTERNATIONAL INVESTORS LIMITED
                     Metropolitan Series Fund Fee Schedule
              State Street Research International Stock Portfolio

1st $500M              .50%
next $500M             .45%
above $1,000M          .40% of the average daily value
                       of the net assets of the Portfolio

                                   APPENDIX B

                       GENERAL RISK DISCLOSURE STATEMENT
                                     PART I

     This statement is made in compliance with the rules of the Securities and Investments Board.

     The risk of loss in investing in commodity, financial or other futures, options or contracts for differences can be substantial. The Fund should carefully consider whether such investments are suitable for it in the light of its circumstances and financial resources. The Fund should be aware of the following points:

          1. In a relatively short time it may sustain a total loss of the deposits and of the margin placed with the Sub-Sub-Investment Manager to establish or maintain an open position if the market moves against it. The Fund may be called upon to deposit a substantial additional margin, at short notice, to maintain its position. If the Fund does not provide such additional funds within the time required, its position may be liquidated at a loss and it will be liable for any resulting deficit.

          2. If the Fund deposits collateral as security for calls made upon it by the Sub-Sub-Investment Manager it will lose its identity as the Fund's property once dealings on its behalf are undertaken and may be passed on to an exchange's clearing house or other brokers. Even if its dealings should ultimately prove profitable, the Fund may have to accept payment in cash and not get back the actual assets which it has deposited. Nor will the Fund's deposit be protected to the same extent as would a cash deposit held on trust in a segregated client bank account.

          3. Under certain market conditions it may be difficult or impossible to liquidate a position. This may occur, for example, at times of rapid price movement if the price rises or falls in one trading session to such an extent that, under the rules of the relevant exchange, trading is suspended or restricted.

          4. Placing a stop-loss order will not necessarily limit the Fund's losses to the intended amounts, for market conditions may make it impossible to execute such orders at the stipulated price.

          5. A spread or straddle position may be as risky as a single long or short position and can be more complex.

          6. Markets in futures, options and contracts for differences can be highly volatile and investment in them carries a high risk of loss. The high degree of 'gearing' or 'leverage' is a particular feature of this type of transaction. This stems from the margining system applicable to such contracts which generally involves a comparatively modest deposit of margin in terms of the overall contract value, so that a relatively small market movement can have a disproportionately dramatic effect on the Fund's investment. If the market movement is in the Fund's favour, it may achieve a good profit return, but an equally small adverse market movement can result not only in the loss of the Fund's entire original investment, but may also expose it to the distinct possibility of an unquantifiable loss exceeding its original investment.

          7. If the Fund takes (buys) an option, its risk in most cases will be less than trading in futures since the Fund should not lose more than the premium it paid plus any commission or other transaction charges. However, there are many different types of options with different peculiarities and subject to different conditions. The Fund should accordingly require the Sub-Sub-Investment Manager to inform it of all relevant details before committing itself. In all cases the Fund can easily lose its entire investment in the option. If the Fund grants (sells) an option, its risk of loss may be at least as great as its exposure in trading futures. Although the Fund will receive a premium payment for granting (selling) the option, a relatively small adverse market movement can quickly eradicate that premium. The Fund may be liable to pay substantial additional margins which could involve it in significant losses. Moreover, the buyer of an option acquires certain rights which may limit the Fund's ability to protect itself. Only experienced traders should contemplate granting options and then only after securing full details from the Sub-Sub-Investment Manager of the applicable conditions and potential risk exposure.

          8. Where the Sub-Sub-Investment Manager deals for the Fund it should, unless the Fund has effectively agreed otherwise in circumstances where this is permitted under the rules of the Securities and Investments Board, do so only in contracts of the types dealt with on one of the recognized or designated exchanges. If the Fund instructs the Sub-Sub-Investment Manager to deal on foreign markets, it will probably instruct a broker in the country concerned. Normally that broker will not be subject to the rules or regulations of the Securities and Investments Board and the exchange on which that foreign broker effects the transactions may not be subject to as strict regulations as a recognized investment exchange in the United Kingdom. Hence the degree of protection afforded to the Fund may be less than if the Fund restricts its transactions to United Kingdom markets. The Fund should ensure that the Sub-Sub-Investment Manager explains the protections which will operate and ascertain whether it accepts liability for any default of the foreign broker that he employs. If the Sub-Sub-Investment Manager does not accept such a liability the Fund could lose all that it has invested or stands to gain if the foreign broker defaults.

          9. The Fund should require of the Manager prior to the commencement of trading written confirmation of all commission and other transactions charges for which the Fund will be liable. In the event that any charges are not expressed in money terms, (but, for example, as a percentage of contract value) the Fund should obtain a clear written explanation, including appropriate examples, to establish what such charges are likely to mean in specific money terms. The Fund should realise that when commission is charged as a percentage it will normally be as a percentage of the total contract value and not simply a percentage of the Fund's deposit.

          10. The Sub-Sub-Investment Manager may also be a dealer trading for its own account and may accordingly be involved in the same markets as the Fund. Under such circumstances the Company should be aware that the Sub-Sub-Investment Manager's own account involvement could be contrary to the Fund's interests. The Sub-Sub-Investment Manager is required to inform the Fund in advance if the Sub-Sub-Investment Manager deals on his own behalf in relevant markets.*

          11. The guarantee of performance by the exchanges' clearing houses applies only to their contracts with members. They do not guarantee performance of the Sub-Sub-Investment Manager's contracts with the Fund.

          12. The Sub-Sub-Investment Manager's insolvency or that of any other brokers involved may lead to the Fund's positions being closed without the Fund's consent.

          13. The Fund has agreed that its money held by the Sub-Sub-Investment Manager need not be segregated in a client bank account and the Fund will lack that protection should the Sub-Sub-Investment Manager become insolvent.+

     This brief statement cannot disclose all risks of investments in futures, options and contracts for differences. They are not suitable for many members of the public and the Fund should carefully study such investments before he commits funds to them. They may also have tax consequences and on this the Fund should consult its lawyer, accountant or other tax adviser.

                      GFM INTERNATIONAL INVESTORS LIMITED.

     I have read and understood Part I of this risk disclosure statement set out above

                                          ______________________________________
                                          Date
                                          ______________________________________
                                          Signature
                                          For and on behalf of:
                                          ______________________________________
                                          METROPOLITAN SERIES FUND, Inc.
------------------
* Notwithstanding that the rules of the Securities and Investments Board require the Sub-Sub- Investment Manager to so state, the Sub-Sub-Investment Manager will not be acting as a dealer trading for his own account.

+ Notwithstanding that the rules of the Securities and Investments Board require the Sub-Sub- Investment Manager to so state, the Fund has agreed that its money will not be held by the Sub-Sub- Investment Manager, but rather will be held by its custodian.
                                      D-11

                       GENERAL RISK DISCLOSURE STATEMENT

                                    PART II

                         LIMITED LIABILITY TRANSACTION

1. Before entering into a limited liability transaction, the Fund should obtain from the Sub-Sub-Investment Manager a formal written statement confirming that the extent of the Fund's loss liability on each transaction will be limited to an amount agreed by the Fund prior to entering into the transaction.

2. The amount of such agreed liability must be indicated in the contract or confirmation note of the transactions.

3. The Fund is required under the rules of the Securities and Investments Board to deposit in cash the amount of the agreed maximum liability assumed by the Fund in relation to each transaction.

4. The amount the Fund can lose in limited liability transactions will be less than in other margined transactions which have no predetermined loss limit. Nevertheless, even though the extent of loss will be subject to the agreed limited, the Fund may sustain the loss in a relatively short time. The Fund's loss may be limited, but the risk of it sustaining the total loss of his deposit is substantial.

5. The commission or other costs the Fund will incur in entering into this type of transaction are likely to be substantially higher than for other margined transactions where there is no guaranteed loss limit. Such costs must be included in (and not additional to) the Fund's agreed loss liability, and the Fund should be aware that higher charges increase the likelihood and extent of his loss.

     I have read and understood Part II of this risk disclosure statement set out above.

--------------------------------------
Date

--------------------------------------
Signature

For and on behalf of:

--------------------------------------
METROPOLITAN SERIES FUND, Inc.

                                                                       EXHIBIT E

          STATE STREET RESEARCH MONEY MARKET PORTFOLIO SUB-INVESTMENT
                              MANAGEMENT AGREEMENT

     AGREEMENT made this             day of August, 1997, among Metropolitan
Series Fund, Inc., a Maryland corporation (the 'Fund'), Metropolitan Life Insurance Company (the 'Investment Manager'), a New York corporation, and State Street Research & Management Company, a Delaware corporation (the
'Sub-Investment Manager');

                             W I T N E S S E T H :

     WHEREAS, the Fund is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the 'Investment Company Act');

     WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments;

     WHEREAS, the Fund is currently comprised of various portfolios, each of which pursues its investment objectives through separate investment policies, and the Fund may add or delete portfolios from time to time;

     WHEREAS, the Sub-Investment Manager is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund has employed the Investment Manager to act as investment manager of the State Street Research Money Market Portfolio as set forth in the Money Market Portfolio Amended Investment Management Agreement dated April 29, 1987 between the Fund and the Investment Manager (the 'State Street Research Money Market Portfolio Investment Management Agreement'); and the Fund and the Investment Manager desire to enter into a separate sub-investment management agreement with respect to the State Street Research Money Market Portfolio of the Fund with the Sub-Investment Manager;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund, the Investment Manager and the Sub-Investment Manager hereby agree as follows:

                                   ARTICLE 1.
                     Duties of the Sub-Investment Manager.

     Subject to the supervision and approval of the Investment Manager and the Fund's Board of Directors, the Sub-Investment Manager will manage the investment and reinvestment of the assets of the Fund's State Street Research Money Market Portfolio (the 'Portfolio') for the period and on the terms and conditions set forth in this Agreement. In acting as Sub-Investment Manager to the Fund with respect to the Portfolio, the Sub-Investment Manager shall determine which securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held in the various securities or other assets in which it may invest, subject always to any restrictions of the Fund's Articles of Incorporation and By-Laws, as amended or supplemented from time to time, the provisions of applicable laws and regulations including the Investment Company Act, and the statements relating to the Portfolio's investment objectives, policies and restrictions as the same are set forth in the prospectus and statement of additional information of the Fund then currently effective under the Securities Act of 1933 (the 'Prospectus'). Should the Board of Directors of the Fund or the Investment Manager at any time, however, make any definite determination as to investment policy and notify in writing the Sub-Investment Manager thereof, the Sub-Investment Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified in writing that such determination has been revoked. The Sub-Investment Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies of the Portfolio, determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Portfolio with brokers or dealers selected by it.

     In connection with the selection of such brokers or dealers and the placing of such orders, the Sub-Investment Manager is directed at all times to follow the policies of the Fund set forth in the Prospectus. Nothing herein shall preclude the 'bunching' of orders for the sale or purchase of portfolio securities with other Fund portfolios or with other accounts managed by the Sub-Investment Manager. The Sub-Investment Manager shall not favor any account over any other and any purchase or sale orders executed contemporaneously shall be allocated in a manner it deems equitable among the accounts involved and at a price which is approximately averaged.

     In connection with these services the Sub-Investment Manager will provide investment research as to the Portfolio's investments and conduct a continuous program of evaluation of its assets. The Sub-Investment Manager will furnish the Investment Manager and the Fund such statistical information with respect to the investments it makes for the Portfolio as the Investment Manager and the Fund may reasonably request. On its own initiative, the Sub-Investment Manager will apprise the Investment Manager and the Fund of important developments materially affecting the Portfolio and will furnish the Investment Manager and the Fund from time to time such information as may be believed appropriate for this purpose. In addition, the Sub-Investment Manager will furnish the Investment Manager and the Fund's Board of Directors such periodic and special reports as either of them may reasonably request.

     The Sub-Investment Manager will exercise its best judgment in rendering the services provided for in this Article 1, and the Fund and the Investment Manager agree, as an inducement to the Sub-Investment Manager's undertaking so to do, that the Sub-Investment Manager will not be liable under this Agreement for any mistake of judgment or in any other event whatsoever, except as hereinafter provided. The Sub-Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Fund or the Investment Manager in any way or otherwise be deemed an agent of the Fund or the Investment Manager other than in furtherance of its duties and responsibilities as set forth in this Agreement.

                                   ARTICLE 2.
                         Sub-Investment Management Fee.

     The payment of advisory fees and the allocation of charges and expenses between the Fund and the Investment Manager with respect to the Portfolio are set forth in the State Street Research Money Market Portfolio Investment Management Agreement. Nothing in this State Street Research Money Market Portfolio Sub-Investment Management Agreement shall change or affect that arrangement. The payment of advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Manager under this Agreement shall be the sole concern of the Investment Manager and the Sub-Investment Manager and shall not be the responsibility of the Fund.

     In consideration of services rendered pursuant to this Agreement, the Investment Manager will pay the Sub-Investment Manager on the first business day of each month the fee at the annual rate specified by the schedule of fees in the Appendix to this Agreement. The fee for any period from the date the Portfolio commences operations to the end of the month will be prorated according to the proportion which the period bears to the full month, and, upon any termination of this Agreement before the end of any month, the fee for the part of the month during which the Sub-Investment Manager acted under this Agreement will be prorated according to the proportion which the period bears to the full month and will be payable upon the date of termination of this Agreement.

     For the purpose of determining the fees payable to the Sub-Investment Manager, the value of the Portfolio's net assets will be computed in the manner specified in the Fund's Prospectus. The Sub-Investment Manager will bear all of its own expenses (such as research costs) in connection with the performance of its duties under this Agreement except for those which the Investment Manager agrees to pay.

                                 Other Matters.

     The Sub-Investment Manager may from time to time employ or associate with itself any person or persons believed to be particularly fitted to assist in its performance of services under this Agreement. The compensation of any such persons will be paid by the Sub-Investment Manager, and no obligation will be incurred by, or on behalf of, the Fund or the Investment Manager with respect to them.

     The Fund and the Investment Manager understand that the Sub-Investment Manager now acts and will continue to act as investment manager to various investment companies and fiduciary or other managed accounts, and the Fund and the Investment Manager have no objection to the Sub-Investment Manager's so acting. In addition, the Fund understands that the persons employed by the Sub-Investment Manager to assist in the performance of the Sub-Investment Manager's duties hereunder will not devote their full time to such service, and nothing herein contained shall be deemed to limit or restrict the Sub-Investment Manager's right or the right of any of the Sub-Investment Manager's affiliates to engage in and devote time and attention to other businesses or to render other services of whatever kind or nature.

     The Sub-Investment Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Sub-Investment Manager also agrees upon request of the Investment Manager or the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Sub-Investment Manager further agrees to maintain and preserve the Fund's books and records in accordance with the Investment Company Act and rules thereunder.

     The Sub-Investment Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Sub-Investment Manager in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager has herewith furnished the Sub-Investment Manager copies of the Fund's Prospectus, Articles of Incorporation and By-Laws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-Investment Manager copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-

Investment Manager will be entitled to rely on all documents furnished to it by the Investment Manager or the Fund.

                                   ARTICLE 3.
                  Duration and Termination of this Agreement.

     This Agreement shall become effective as of the date first above written and shall remain in force until May 16, 1998 and thereafter shall continue in effect, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated with respect to the Portfolio at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of the Portfolio, on sixty days' written notice to the Investment Manager and Sub-Investment Manager, or by the Investment Manager or Sub-Investment Manager on sixty days' written notice to the Fund. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the State Street Research Money Market Portfolio Investment Management Agreement.

                                   ARTICLE 4.
                                  Definitions.


     The terms 'assignment,' 'interested person,' and 'majority of the outstanding shares,' when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.

                                   ARTICLE 5.
                         Amendments of this Agreement.

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Board of Directors of the Fund, to the extent permitted by the Investment Company Act, or by the vote of a majority of the outstanding shares of the Portfolio, and (ii) by the vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE 6.
                                 Governing Law.

     The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the Investment Company Act. To the extent that the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                   ARTICLE 7.
                                    Notices.

     Notices to be given hereunder shall be addressed to:


                                        Fund:  Christopher P. Nicholas
                                               President and Chief Operating Officer
                                               Metropolitan Series Fund, Inc.
                                               One Madison Avenue, Area 7G
                                               New York, New York 10010

                          Investment Manager:  Gary A. Beller, Esq.
                                               Executive Vice-President and General Counsel
                                               Metropolitan Life Insurance Company
                                               One Madison Avenue, Area 11G
                                               New York, New York 10010

                      Sub-Investment Manager:  Francis J. McNamara, III
                                               Executive Vice President, Secretary & General Counsel
                                               State Street Research & Management Company
                                               One Financial Center
                                               Boston, Massachusetts 02111



     Changes in the foregoing notice provisions may be made by notice in writing to the other parties at the addresses set forth above. Notice shall be effective upon delivery.

                                          METROPOLITAN SERIES FUND, INC.
                                          By ___________________________________

Attest:
____________________________________

                                          METROPOLITAN LIFE INSURANCE COMPANY
                                          By ___________________________________

Attest:
____________________________________

                                          STATE STREET RESEARCH & MANAGEMENT
                                          COMPANY
                                          By ___________________________________

Attest:
____________________________________

                                    APPENDIX

                   STATE STREET RESEARCH & MANAGEMENT COMPANY

                     Metropolitan Series Fund Fee Schedule

                  State Street Research Money Market Portfolio

                      0.25% of the average daily value of
                        the net assets of the Portfolio

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins

/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.


--------------------------------------------------------------------------------


2. Not applicable to the Portfolio.

3. Not applicable to the Portfolio.

4. Approval of a Sub-Investment Management Agreement for the Portfolio of the
   Fund.                                  / / FOR    / / AGAINST     / / ABSTAIN

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.            / / FOR    / / AGAINST     / / ABSTAIN

                                                                             ALL

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:


Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins

/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. Not applicable to the Portfolio.

3. Not applicable to the Portfolio.

4. Not applicable to the Portfolio.

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.            / / FOR    / / AGAINST     / / ABSTAIN

                                                                             ALL

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins


/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.



--------------------------------------------------------------------------------

2. Approval of the Amendments to the Investment Management Agreement and Sub-Investment Management Agreement for the Portfolio of the Fund.
                                          / / FOR    / / AGAINST    / / ABSTAIN

3. Not applicable to the Portfolio.

4. Not applicable to the Portfolio.

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.           / / FOR    / / AGAINST     / / ABSTAIN


                                                                             ALL

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS


The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins


/ /FOR ALL NOMINEES, except as indicated on the line below.   / / WITHHOLD authority for ALL nominees
  TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
NOMINEE'S NAME ON THE LINE BELOW.


-------------------------------------------------------------------------------

2. Approval of the Amendment to the Investment Management Agreement for the
   Portfolio of the Fund.                  / / FOR    / / AGAINST    / / ABSTAIN

3. Approval of a new Sub-Investment Management Agreement and a new Sub-Sub-Investment Management Agreement for the Portfolio of the Fund.


                                           / / FOR    / / AGAINST    / / ABSTAIN

4. Not applicable to the Portfolio.

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.             / / FOR    / / AGAINST    / / ABSTAIN

                                                                             ALL

METROPOLITAN LIFE
INSURANCE COMPANY
                            VOTING INSTRUCTION FORM
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                       OF METROPOLITAN SERIES FUND, INC.

           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

The undersigned hereby instructs Metropolitan Life Insurance Company ('Metropolitan') to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ('Fund') as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on July 30, 1997 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE 'FOR' THE PROPOSALS. METROPOLITAN WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS, METROPOLITAN WILL VOTE 'FOR' SUCH PROPOSALS.

                                            Date _________________________, 1997

                                            Please sign in box below

                                            NOTE: IF YOU ARE INVESTED IN MORE
                                            THAN ONE PORTFOLIO, YOU WILL RECEIVE
                                            A FORM FOR EACH PORTFOLIO. PLEASE
                                            SIGN AND RETURN ALL FORMS
                                            RECEIVED.                       METL
                                            [                                  ]
                                               Signature--Please sign exactly as
                                                      your name appears at left.

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins

/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. Not applicable to the Portfolio.

3. Not applicable to the Portfolio.

4. Approval of a Sub-Investment Agreement for the Portfolio of the Fund.
                                          / / FOR    / / AGAINST     / / ABSTAIN

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.            / / FOR    / / AGAINST     / / ABSTAIN

                                                                             ALL

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:


Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins

/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.


--------------------------------------------------------------------------------

2. Not applicable to the Portfolio.

3. Not applicable to the Portfolio.

4. Not applicable to the Portfolio.

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.            / / FOR    / / AGAINST     / / ABSTAIN


                                                                             ALL

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins

/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.


--------------------------------------------------------------------------------


2. Approval of the Amendments to the Investment Management Agreement and Sub-Investment Management Agreement for the Portfolio of the Fund.
                                          / / FOR    / / AGAINST    / / ABSTAIN

3. Not applicable to the Portfolio.

4. Not applicable to the Portfolio.

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.           / / FOR    / / AGAINST     / / ABSTAIN


                                                                            ALL

TO VOTE 'FOR' ALL PROPOSALS, CHECK THE BOX TO THE RIGHT.      / / FOR ALL
PROPOSALS

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON SPECIFIC PROPOSALS, CHECK THE APPROPRIATE BOXES BELOW.

1. ELECTION OF DIRECTORS

The following seven persons have been nominated by the Board of Directors of the Fund to serve until their successors are elected and qualified:

Steve A. Garban           David A. Levene           Michael S. Scott Morton   Jeffrey J. Hodgman
Dean O. Morton            Robert A. Lawrence        Malcolm T. Hopkins


/ / FOR ALL NOMINEES except as indicated on the line below.    / / WITHHOLD authority for ALL nominees
    TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, PRINT THAT
    NOMINEE'S NAME ON THE LINE BELOW.


--------------------------------------------------------------------------------


2. Approval of the Amendment to the Investment Management Agreement for the
   Portfolio of the Fund.                 / / FOR    / / AGAINST    / / ABSTAIN

3. Approval of a new Sub-Investment Agreement and a new Sub-Sub-Investment Management Agreement for the Portfolio of the Fund.
                                          / / FOR    / / AGAINST    / / ABSTAIN


4. Not applicable to the Portfolio.

5. To ratify the selection of Deloitte & Touche LLP as independent auditors for
   the Fund for the year 1997.            / / FOR    / / AGAINST    / / ABSTAIN

                                                                            ALL

METROPOLITAN TOWER LIFE
INSURANCE COMPANY

                            VOTING INSTRUCTION FORM
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                       OF METROPOLITAN SERIES FUND, INC.


           PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING

The undersigned hereby instructs Metropolitan Tower Life Insurance Company to vote the shares of the above-referenced Portfolio of the Metropolitan Series Fund, Inc. ('Fund') as to which the undersigned is entitled to give instructions at the Annual Meeting of Shareholders of the Fund to be held at the Home Office of Metropolitan Life Insurance Company, 1 Madison Avenue, New York, New York 10010, at 10:00 A.M., New York City time, on July 30, 1997 and at any adjournments thereof, as indicated on the reverse side.

METROPOLITAN TOWER AND THE BOARD OF DIRECTORS OF THE FUND SOLICIT YOUR VOTING INSTRUCTIONS AND RECOMMEND THAT YOU INSTRUCT US TO VOTE 'FOR' THE PROPOSALS. METROPOLITAN TOWER WILL VOTE THE APPROPRIATE NUMBER OF FUND SHARES PURSUANT TO THE INSTRUCTION GIVEN. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSALS, METROPOLITAN TOWER WILL VOTE 'FOR' SUCH PROPOSALS.

                                            Date _________________________, 1997

                                            Please sign in box below

                                            NOTE: IF YOU ARE INVESTED IN MORE
                                            THAN ONE PORTFOLIO, YOU WILL RECEIVE
                                            A FORM FOR EACH PORTFOLIO. PLEASE
                                            SIGN AND RETURN ALL FORMS
                                            RECEIVED.                       METL
                                            [                                  ]
                                               Signature--Please sign exactly as
                                                      your name appears at left.